As filed with the Securities and Exchange Commission on April 28, 1997


                                                        Registration No. 2-98410
                                                                        811-4328
--------------------------------------------------------------------------------

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   ----------

                         Post-Effective Amendment No. 16

                                       To

                                    FORM S-6

                FOR REGISTRATION UNDER THE SECURITIES ACT OF 1933
                    OF SECURITIES OF A UNIT INVESTMENT TRUST
                            REGISTERED ON FORM N-8B-2
                           PURSUANT TO THE INVESTMENT
                               COMPANY ACT OF 1940

                       FIRST INVESTORS LIFE LEVEL PREMIUM
                             VARIABLE LIFE INSURANCE
                              (SEPARATE ACCOUNT B)
                                 (Name of Trust)

                     FIRST INVESTORS LIFE INSURANCE COMPANY
                               (Name of Depositor)

                                 95 Wall Street
                            New York, New York 10005
                   (Complete address of depositor's principal
                               executive offices)

                               Richard H. Gaebler
                                    President
                     First Investors Life Insurance Company
                                 95 Wall Street
                            New York, New York 10005
                (Name and complete address of agent for service)

Approximate Date of Proposed Public Offering: As soon as practicable after the effective date of this Registration Statement.


It is proposed that this filing will become effective on April 30, 1997 pursuant to paragraph (b) of Rule 485.

Pursuant to Rule 24f-2 under the Investment Company Act of 1940, Registrant has previously elected to register an indefinite number of securities under the Securities Act of 1933. Registrant filed a Rule 24f-2 Notice for its fiscal year ending December 31, 1996 on February 26, 1997.

                                TABLE OF CONTENTS

                                   TO FORM S-6



Contents of Post-Effective Amendment No. 16 to Registration Statement of First Investors Life Level Premium Variable Life Insurance.



                  1.   The Facing Page

                  2.   The Prospectus consisting of 53 pages

                  3.   Undertakings

                  4.   The Signature Page

                  5.   Written consent of Independent Public Accountants

                                 FIRST INVESTORS

                               LIFE LEVEL PREMIUM
                             VARIABLE LIFE INSURANCE

                              Cross-Reference Sheet

                                     N-8B-2
                                Item No. Location


1-8        Organizational and General
           Information                          Front   Cover;    The   Separate
                                                Account; Summary of The Policy

9          Material Litigation                  Not Applicable

10         General Information Concerning the
           Securities of the Trust and the
           Rights of Holders                    Summary  of  The   Policy;   The
                                                Separate Account; Investments of
                                                the Account;  The Variable  Life
                                                Policy

11-12      Information Concerning the
           Securities Underlying
           the Trust's Securities               Investments of the Account;  The
                                                Separate Account

13         Information Concerning Loads,
           Fees, Charges and Expenses           Charges and Expenses

14-24     Information Concerning the
          Operations of the Trust               Summary  of  the   Policy;   The
                                                Separate Account; Investments of
                                                the    Account;    Charges   and
                                                Expenses

25-27     Organization and Operations
          of Depositor                          First  Investors  Life Insurance
                                                Company

28        Officials and Affiliated
          Persons of Depositor                  Officers and  Directors of First
                                                Investors Life Insurance Company

29        Companies Owning Securities
          of Depositor                          First  Investors  Life Insurance
                                                Company

30        Controlling Persons                   Not Applicable

31-34     Compensation of Officers and
          Directors of Depositor                First  Investors  Life Insurance
                                                Company

35-38     Distribution of Securities            First  Investors  Life Insurance
                                                Company;   Investments   of  the
                                                Account

41-43     Information Concerning
          Principal Underwriter

44-45     Offering Price or Acquisition
          Valuation of Securities of
          the Trust                             Pertinent   Provisions   of  the
                                                Prospectus  of  First  Investors
                                                Life   Series   Fund  (File  No.
                                                2-98409)  incorporated herein by
                                                reference


46        Redemption Valuation of
          Securities of the Trust               Pertinent   Provisions   of  the
                                                Prospectus  of  First  Investors
                                                Life   Series   Fund  (File  No.
                                                2-98409)  incorporated herein by
                                                reference

47        Purchase and Sale of
          Interests in Underlying
          Securities from and to
          Security Holders                      The  Separate  Account;  Charges
                                                and Expenses;  The Variable Life
                                                Policy



48-50     Information Concerning the
          Trustee or Custodian                  Custodian

51        Information Concerning
          Insurance of Holders of               Appendix I - Other Provisions
          Securities

52        Policy of Registrant                  Investments of the Account

53        Regulated Investment Company          Federal Income Tax Status

54-59     Financial and Statistical
          Information                           The   Variable    Life   Policy;
                                                Illustrations of Death Benefits,
                                                Cash   Values  and   Accumulated
                                                Premiums;    Appendix    II    -
                                                Additional Illustration of Death
                                                Benefits,    Cash   Values   and
                                                Accumulated Premiums;  Financial
                                                Statements and Auditors' Reports

                                    EXHIBITS

1.                  (A - Form N-8B-2)

                    1./*/ Resolution of Board of Directors Creating Separate Account

                    2./**/       Safekeeping Agreement

                    3(a)         Not Applicable

                    3(b)/*/      Specimen Agent's Agreement

                    3(c)         See 1.A 3(b) above

                    4.           Not Applicable

                    5./*/ Specimen Life Level Premium Variable Life Insurance Policy

                    6./*/ Certificate of Incorporation, as amended, and By-Laws, as amended, of First
                                 Investors Life Insurance Company

                    7.           Not Applicable

                    8.           Not Applicable

                    9.           Not Applicable

                    10/*/        Application Form for Variable Life Insurance
                                 Policy

2./***/             Opinion of Counsel

3.                  Not Applicable

4.                  Not Applicable

----------

* Incorporated by reference from Registrant's Registration Statement on Form N-8B-2 (File No. 811-4328) previously filed with the Commission.
** Incorporated by reference from Amendment No. 2 to Registrant's Registration Statement on Form S-6 (File No. 2-98410) previously filed with the Commission
*** Incorporated by reference from Registrant's Rule 24f-2 Notice for its fiscal year ended December 31, 1996 filed with the Commission on February 26, 1997.

                           Undertaking To File Reports


         Subject to the terms and conditions of Section 15(d) of the Securities Exchange Act of 1934, the undersigned registrant hereby undertakes to file with the Securities and Exchange Commission such supplementary and periodic information, documents, and reports as may be prescribed by any rule or regulation of the Commission heretofore or hereafter duly adopted pursuant to authority conferred in that section.




                   Representation Regarding Reasonableness of
                        Aggregate Policy Fees and Charges
                    Pursuant to Section 26(a)(e)(2)(A) of the
                         Investment Company Act of 1940


         First Investors Life represents that the fees and charges deducted under the Policies described in this Registration Statement, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by First Investors Life under the Policies. First Investors Life bases its representation on its assessment of all of the facts and circumstances, including such relevant factors as: the nature and extent of such services, expenses and risks; the need for First Investors Life to earn a profit; and the regulatory standards for exemptive relief under the Investment Company Act of 1940 under prior to October 1996, including the range of industry practice.

LEVEL PREMIUM VARIABLE LIFE INSURANCE POLICIES

ISSUED BY
FIRST INVESTORS LIFE INSURANCE COMPANY

95 Wall Street, New York, N.Y. 10005/(212) 858-8200

      INVESTORS ARE ADVISED TO READ AND RETAIN THIS PROSPECTUS FOR FUTURE REFERENCE.

      This Prospectus describes the Level Premium Variable Life Insurance Policy (the "Policy") offered by First Investors Life Insurance Company ("First Investors Life"). The purpose of the Policy is to provide life insurance coverage and to lessen the economic loss resulting from the death of the Insured.

      Policy premiums net of certain expenses ("net annual premiums") are paid into First Investors Life Level Premium Variable Life Insurance (Separate Account B) ("Separate Account B"). A Policyowner elects to have his or her net premiums paid into one or more of the nine subaccounts of Separate Account B ("Subaccounts"). The assets of each Subaccount are invested at net asset value in shares of a related series of First Investors Life Series Fund (the "Life Series Fund"), an open-end diversified management investment company. Target Maturity 2007 Fund and Target Maturity 2010 Fund are not offered to Policyowners of Separate Account B.

      The Policy is similar to a limited payment whole life insurance policy with a death benefit, level premiums, loan privileges and other features that are usually associated with a limited payment insurance policy. Unlike the usual whole life insurance policy, the Policy is "variable" because the amount of the insurance coverage and the cash values may increase or decrease depending on the investment performance of the chosen Subaccount or Subaccounts of Separate Account B.

      The death benefit during the first Policy year will be the face amount shown on the Policy (the "Guaranteed Insurance Amount"). On each Policy anniversary, the amount of coverage may increase or decrease depending on the investment results of the designated Subaccount or Subaccounts, but it will never be less than the Guaranteed Insurance Amount as long as there is no outstanding Policy loan and premiums are paid when due.

      The cash value of the Policy will vary from day to day, depending on the investment results of the designated Subaccount or Subaccounts, but with no guaranteed minimum. The Policyowner bears the entire investment risk and the Policy's cash value (not the death benefit) could decline to zero.

      Replacing existing insurance with the Policy described in this Prospectus may not be to your advantage because, among other things, of the cost of the Policy during the first few years.

      This Prospectus sets forth the information about the Policies and Separate Account B that a prospective investor should know before investing and should be kept for future reference.

          THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE
           SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES
            COMMISSION NOR HAS THE COMMISSION OR ANY STATE SECURITIES
                 COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY
                  OF THIS PROSPECTUS. ANY REPRESENTATION TO THE
                         CONTRARY IS A CRIMINAL OFFENSE.

               THIS PROSPECTUS IS VALID ONLY WHEN ATTACHED TO THE
            CURRENT PROSPECTUS FOR FIRST INVESTORS LIFE SERIES FUND.


                  The date of this Prospectus is April 30, 1997

                              CHARGES AND EXPENSES


   First Investors Life guarantees that it will not increase the amount of premiums, charges deducted from premiums and the charges to the Subaccount(s) for mortality and expense risks.

CHARGES DEDUCTED FROM PREMIUMS

   AMOUNT ALLOCATED TO SELECTED SUBACCOUNT. The amount allocated to the selected Subaccount(s) for a standard mortality risk Policy is the premium you pay less the premiums for any optional insurance benefits and less the charges listed below, which are allocated to First Investors Life's General Account.

   ANNUAL CHARGE. A $30 charge, which will be made in each Policy year, is for annual administrative expenses, including premium billing and collection, recordkeeping, processing death benefit claims, cash surrenders and Policy changes, reporting and other communications to Policyowners.

   ADDITIONAL FIRST YEAR ADMINISTRATIVE CHARGE. A charge in the first Policy year at the rate of $5 per $1,000 of initial face amount of insurance or a pro rata portion thereof, is made to cover administrative expenses in connection with the issuance of the Policy. Such expenses include medical examinations, insurance underwriting costs, and costs incurred in processing applications and establishing permanent Policy records.

   SALES LOAD. A charge, which is deemed to be a "sales load" as defined in the 1940 Act, not to exceed the following percentages of the annual premium, will be charged as follows:

                  YEARS                                     MAXIMUM PERCENTAGES

                    1............................................. 30%
                   2-4............................................ 10%
            5 and thereafter......................................  6%

   The amount of the "sales load" in any Policy year is not specifically related to sales expenses for that year.

   STATE PREMIUM TAX CHARGE. This charge is 2% of the premium. Premium taxes vary from state to state and the 2% rate is the average rate expected to be paid on premiums received in all states over the lifetime of the Insured covered by the Policy.

   RISK CHARGE. This is a maximum 1.5% charge of the premium, to cover the contingency that the Insured would die at a time when the guaranteed minimum death benefit exceeds the death benefit which would have been payable in the absence of the guaranteed minimum death benefit.

   OTHER CHARGES. The extra premium charged for sub-standard life insurance risk and the charge for premiums not paid on an annual basis is deducted from the gross premium upon receipt.

   Deductions and the accrual for the above charges begin on a Policy's issue date. For the fiscal year ended December 31, 1996, First Investors Life received $5,419,000 in sales charges.

EXPENSES CHARGED TO SEPARATE ACCOUNT B

   CHARGE FOR MORTALITY AND EXPENSE RISKS. First Investors Life makes a daily charge to each Subaccount for mortality and expense risks assumed by First Investors Life. The charge is computed at an effective annual rate of .50% of the value of the Subaccount's assets attributable to the Policies.

   The mortality risk assumed is that the Insured may live for a shorter period of time than estimated and, therefore, a greater amount of death benefits than expected will be payable in relation to the amount of the premiums received. The expense risk assumed is that expenses incurred in issuing and administering the Policies will be greater than estimated.

   COST OF INSURANCE. After the net premium is placed into Separate Account B, a charge is made for the cost of insurance protection (see "Cost of Insurance Protection").

   CHARGES FOR INCOME TAXES. First Investors Life currently does not charge Separate Account B for its corporate Federal income taxes that may be attributable to Separate Account B. However, First Investors Life may make such a charge in the future. Charges for other applicable taxes attributable to Separate Account B may also be made (see "Charges for First Investors Life's Income Taxes").

EXPENSES CHARGED TO THE FUND

   BROKERAGE CHARGES. The Funds bear the cost of brokerage commissions, transfer taxes and other fees related to securities transactions.

   OTHER CHARGES. Each Subaccount purchases shares of the corresponding Fund at net asset value. The net asset value of those shares reflects management fees and expenses already deducted from the assets of the Fund. Those fees and expenses are described in detail in Life Series Fund's Prospectus.

                               GENERAL DESCRIPTION

FIRST INVESTORS LIFE INSURANCE COMPANY

   First Investors Life Insurance Company, 95 Wall Street, New York, New York 10005 ("First Investors Life"), a stock life insurance company incorporated under the laws of the State of New York in 1962, writes life insurance, annuities and accident and health insurance. In addition to Separate Account B, First Investors Life also maintains First Investors Life Variable Annuity Fund A and First Investors Life Variable Annuity Fund C. Variable annuity contracts funded through those accounts are offered through their own prospectuses. First Investors Consolidated Corporation ("FICC") owns all of the voting common stock of First Investors Management Company, Inc. ("FIMCO" or "Adviser") and all of the outstanding stock of First Investors Life, First Investors Corporation ("FIC" or "Underwriter") and Administrative Data Management Corp., the transfer agent for Life Series Fund. Mr. Glenn O. Head controls FICC and, therefore, controls the Adviser and First Investors Life.

   First Investors Life assumes all of the insurance risks under the Policy and its assets support the Policy's benefits. At December 31, 1996, First Investors Life had assets of over $638 million and over $3.193 billion of life insurance in force. (See First Investors Life's financial statements under "Financial Statements.")

SEPARATE ACCOUNT B

   First Investors Life Level Premium Variable Life Insurance  (Separate Account
B), also known by its proprietary name, "Insured Series Plan" ("Separate Account B"), was established on June 4, 1985 under the provisions of the New York Insurance Law. Separate Account B is a separate investment account to which assets are allocated to support the benefits under the Life Level Premium Variable Life Insurance Policy (the "Policy") offered by First Investors Life. Separate Account B is registered with the Securities and Exchange Commission ("Commission") as a unit investment trust under the Investment Company Act of 1940, as amended (the "1940 Act"), but such registration does not involve any supervision by the Commission of the management or investment practices or policies of Separate Account B.


   The assets of each subaccount of Separate Account B (the "Subaccount") are invested at net asset value in shares of the corresponding Fund (singularly, "Fund," and collectively, "Funds") of Life Series Fund. For example, the Blue Chip Subaccount invests in the Blue Chip Fund, the Government Subaccount invests in the Government Fund, and so on. Life Series Fund's Prospectus describes the risks attendant to an investment in each Fund.

   Any and all distributions received from a Fund will be reinvested to purchase additional shares of the distributing Fund at net asset value for the corresponding Subaccount. Accordingly, no capital distributions from the Policies are anticipated. Shares of the Funds in the Subaccounts will be valued at their net asset value.

   Separate Account B is divided into the following Subaccounts, each of which corresponds to the following Fund of Life Series Fund:

         SEPARATE ACCOUNT
           B SUBACCOUNT                                  FUND

     Blue Chip Subaccount                        Blue Chip Fund
     Cash Management Subaccount                  Cash Management Fund
     Discovery Subaccount                        Discovery Fund
     Government Subaccount                       Government Fund
     Growth Subaccount                           Growth Fund
     High Yield Subaccount                       High Yield Fund
     International Securities Subaccount         International Securities Fund
     Investment Grade Subaccount                 Investment Grade Fund
     Utilities Income Subaccount                 Utilities Income Fund

   The assets of Separate Account B are the property of First Investors Life. Each Policy provides that the portion of the assets of Separate Account B equal to the reserves and other liabilities under the Policy with respect to Separate Account B shall not be chargeable with liabilities arising out of any other business that First Investors Life may conduct. In addition to the net assets and other liabilities for the Policies, the assets of Separate Account B include amounts derived from expenses charged to Separate Account B by First Investors Life (see "Charges and

Expenses"). From time to time these additional amounts will be transferred in cash by First Investors Life to its General Account. Before making a transfer, First Investors Life will consider any possible adverse impact that the transfer may have on Separate Account B.


   First Investors Life reserves the right, subject to compliance with applicable law, including approval of Policyowners if so required, (1) to invest the assets of Separate Account B in the shares of any investment companies or series thereof or any investment permitted by law; (2) to transfer assets determined by First Investors Life to be associated with the class of policies to which the Policies belong from Separate Account B to another separate account by withdrawing the same percentage of each investment in Separate Account B with appropriate adjustments to avoid odd lots and fractions; (3) to operate Separate Account B as a "management company" under the 1940 Act, or in any other form permitted by law, the investment adviser of which would be First Investors Life or an affiliate; (4) to deregister Separate Account B under the 1940 Act; and
(5) to operate Separate Account B under the general supervision of a committee any or all the members of which may be interested persons (as defined in the 1940 Act) of First Investors Life or an affiliate, or to discharge the committee.


INVESTMENT OBJECTIVES AND RISK FACTORS

   When a Policy is purchased, the Policyowner decides to place the net premium (premium less certain deductions) into at least one but not more than five of the Subaccounts of Separate Account B to support the Policy's benefits, provided the allocation to any one Subaccount is not less than 10% of the net premium. The allocation is made on the Policy's issue date and at the beginning of each Policy year thereafter. A portion of the allocated amount covers the cost of insurance protection. Coverage under the Policy begins in accordance with the terms of the Conditional Receipt or the issue date of the Policy in accordance with the terms of the Policy. That Subaccount in turn invests in the corresponding Fund of Life Series Fund, as set forth above. Twice a year, at any time during the Policy year, the Policyowner may transfer all or part of the cash value from one Subaccount to another provided the cash value is not allocated to more than five of the Subaccounts, and provided the allocation to any one Subaccount is not less than 10% of the cash value. The transfer becomes effective on the date of receipt of the transfer request. Each Subaccount corresponds to a Fund of Life Series Fund.


   The net premium increases over time as charges and expenses decline. As an example, using the policies illustrated on pages 21 through 23, First Investors Life would allocate to the selected Subaccount(s) the following amounts for each Policy year:


                                    MALE ISSUE              MALE ISSUE                MALE ISSUE
                                      AGE 10                  AGE 25                    AGE 40
BEGINNING                           $600 ANNUAL            $1,200 ANNUAL             $1,800 ANNUAL
OF POLICY                           PREMIUM FOR             PREMIUM FOR               PREMIUM FOR
   YEAR                            STANDARD RISK           STANDARD RISK             STANDARD RISK

1st...............................   $170.81                $  508.46                 $  927.23
2nd-4th...........................    489.00                 1,008.00                  1,527.00
5th and later.....................    513.00                 1,056.00                  1,599.00


   The investment objectives and general characteristics of each Fund of Life Series Fund which are offered to Policyowners of Separate Account B are set forth below. See "Life Series Fund."

There is no assurance that the investment objective of any Fund of Life Series Fund will be realized. Because each Fund of Life Series Fund is intended to serve a different investment objective, each is subject to varying degrees of financial and market risks. When deciding which Subaccount to utilize, a Policyowner should consider that the Policy's investment return will affect the death benefit, the cash value and the loan value of the Policy.


   Because the Life Series Fund sells its shares to more than one separate account, the possibility arises that violation of the Federal tax laws by another separate account investing in Life Series Fund could cause the Policies funded through Separate Account B to lose their tax-deferred status, unless remedial action were taken. There are also special risk factors which should be considered before taking advantage of the Policy Loan Privilege. These risk factors are discussed in the "Loan Provision" section of this prospectus.


LIFE SERIES FUND

   First Investors Life Series Fund is a diversified open-end management investment company registered under the 1940 Act. Life Series Fund consists of eleven separate Funds, nine of which are offered to Policyowners of Separate Account B. Target Maturity 2007 Fund and Target Maturity 2010 Fund, separate Funds of Life Series Fund, are not offered to Policyowners of Separate Account
B. The shares of the Funds are not sold directly to the general public but are available only through the purchase of an annuity contract or a variable life insurance policy issued by First Investors Life.

   The nine Funds of Life Series Fund offered to Policyowners may be referred to as: First Investors Life Blue Chip Fund, First Investors Life Cash Management Fund, First Investors Life Discovery Fund, First Investors Life Government Fund, First Investors Life Growth Fund, First Investors Life High Yield Fund, First Investors Life International Securities Fund, First Investors Life Investment Grade Fund and First Investors Life Utilities Income Fund.

   The investment objectives of each Fund of Life Series Fund which are offered to Policyowners of Separate Account B are as follows:


   BLUE CHIP FUND. The investment objective of Blue Chip Fund is to seek high total investment return consistent with the preservation of capital. This goal will be sought by investing, under normal market conditions, primarily in equity securities of "Blue Chip" companies that the Adviser believes have potential earnings growth that is greater than the average company included in the Standard & Poor's 500 Composite Stock Price Index.


   CASH MANAGEMENT FUND. The objective of Cash Management Fund is to seek to earn a high rate of current income consistent with the preservation of capital and maintenance of liquidity. The Cash Management Fund will invest in money market obligations, including high quality securities issued or guaranteed by the U.S. Government or its agencies and instrumentalities, bank obligations and high grade corporate instruments. An investment in the Fund is neither insured nor guaranteed by the U.S. Government. There can be no assurance that the Fund will be able to maintain a stable net asset value of $1.00 per share.

   DISCOVERY FUND. The investment objective of Discovery Fund is to seek long-term capital appreciation, without regard to dividend or interest income, through investment in the common stock of companies with small to medium market capitalization that the Adviser considers to be undervalued or less well known in the current marketplace and to have the potential for capital growth.


   GOVERNMENT FUND. The investment objective of Government Fund is to seek to achieve a significant level of current income which is consistent with security and liquidity of principal by investing, under normal market conditions, primarily in obligations issued or guaranteed as to principal and interest by the U.S. Government, its agencies or instrumentalities (including mortgage-backed securities).


   GROWTH FUND. The investment objective of Growth Fund is to seek long-term capital appreciation. This goal will be sought by investing, under normal market conditions, primarily in common stocks of companies and industries selected for their growth potential.


   HIGH YIELD FUND. The primary objective of High Yield Fund is to seek to earn a high level of current income. The Fund actively seeks to achieve its secondary objective of capital appreciation to the extent consistent with its primary objective. The Fund seeks to attain its objectives primarily through investments in lower-grade, high-yielding, high risk debt securities. Investments in high yield, high risk securities, commonly referred to as "junk bonds," may entail risks that are different or more pronounced than those involved in higher-rated securities. See "High Yield Securities--Risk Factors" in Life Series Fund's Prospectus.


   INTERNATIONAL SECURITIES FUND. The primary objective of International Securities Fund is to seek long-term capital growth. As a secondary objective, the Fund seeks to earn a reasonable level of current income. These objectives are sought, under normal market conditions, through investment in common stocks, rights and warrants, preferred stocks, bonds and other debt obligations issued by companies or governments of any nation, subject to certain restrictions with respect to concentration and diversification.


   INVESTMENT GRADE FUND. The investment objective of Investment Grade Fund is to seek a maximum level of income consistent with investment in investment grade debt securities. The Fund seeks to achieve its objective primarily by investing, under normal market conditions, in debt securities of U.S. issuers that are rated in one of the four highest rating categories by Moody's Investors Service, Inc. or Standard & Poor's Ratings Group or, if unrated, are deemed to be of comparable quality by the Adviser.


   UTILITIES INCOME FUND. The primary objective of Utilities Income Fund is to seek high current income. Long-term capital appreciation is a secondary objective. These objectives are sought, under normal market conditions, through investment in equity and debt securities issued by companies primarily engaged in the public utilities industry.


   No offer will be made of a Policy funded by the underlying Fund unless a current Life Series Fund Prospectus has been delivered. Each Fund of the Life Series Fund may be referred to as "Fund" or "Series" in the underlying Policies. For more complete information about each of the Funds underlying Separate Account B, including management fees and other expenses, see Life Series Fund's Prospectus. The Prospectus details each Fund's investment goals, management strategies, investment restrictions, portfolio turnover rate, the market and financial risks of an investment in the Fund's shares, as well as, the risk of investing in a fund that sells its shares to other separate accounts including variable life insurance company separate accounts.

   It is important to read the Prospectus carefully before you decide to invest. Additional copies of Life Series Fund's Prospectus, which is attached hereto, may be obtained by writing to First Investors Life Insurance Company, 95 Wall Street, New York, New York 10005 or by calling (212) 858-8200. There can be no assurance that any of the objectives of the Funds will be achieved.


CHANGES IN FUND INVESTMENT POLICIES AND RESTRICTIONS

   The investment policies and restrictions of the Funds are set forth above and within Life Series Fund's Prospectus. Fundamental policies of a Fund may not be changed without the approval of a majority vote of shareholders of that Fund in accordance with the 1940 Act. Policyholders investing in the Subaccount which invests in that Fund will have an opportunity to provide voting instructions in connection with any such vote (see "Voting Rights"). Changes in such investment policies may be made without such approval when required by state insurance regulatory authorities. The investment policies may not be changed if such change is disapproved by First Investors Life although any such disapproval may not be unreasonable. Such a change would be disapproved only if it violated state law or was prohibited by state regulatory authorities or if First Investors Life determined that the change would have an adverse effect on its general account because it would result in unsound or overly speculative investments. If First Investors Life disapproves a change, a summary of the change and the reasons for disapproval will be set forth in the Proxy Statement for Life Series Fund's next Meeting of Shareholders.

ADVISER


   First Investors Management Company, Inc. (the "Adviser") is the investment adviser of each Fund. The Adviser supervises and manages the investments and operations of each Fund, except for International Securities Fund and Growth Fund. The Adviser is a New York Corporation located at 95 Wall Street, New York, New York 10005. The Adviser serves as such under an advisory agreement dated June 13, 1994, which was approved, with respect to each Fund, by Life Series Fund's Board of Trustees and by the shareholders of each Fund. See Life Series Fund's Prospectus for the amount of advisory fees paid by each Fund for the fiscal year ended December 31, 1996.


SUBADVISER

   Wellington Management Company, 75 State Street, Boston, MA 02109 ("WMC" or "Subadviser"), has been retained by the Adviser and Life Series Fund on behalf of International Securities Fund and Growth Fund as each of those Fund's investment subadviser. The Subadviser serves as such under a subadvisory agreement dated June 13, 1994 which was approved by Life Series Fund's Board of Trustees and by the shareholders of the International Securities Fund and Growth Fund. The Adviser has delegated discretionary trading authority to WMC with respect to all the assets of International Securities Fund and Growth Fund, subject to the continuing oversight and supervision of the Adviser and the Fund's Board of Trustees. As compensation for its services, WMC is paid by the Adviser, and not by either Fund, a fee which is computed daily and paid monthly.

UNDERWRITER


   First Investors Life and Separate Account B have entered into an Underwriting Agreement with their affiliate, FIC, 95 Wall Street, New York, New York 10005. For the fiscal years ended December 31, 1994, 1995, and 1996, FIC received fees of $4,048,086, $4,963,368, and $5,207,230, respectively, in connection with the distribution of Policies in a continuous offering. First Investors Life has reserved the right in the Underwriting Agreement to sell the Policies directly. The Policies are sold by insurance agents licensed to sell variable life insurance policies, who are registered representatives of the Underwriter or broker-dealers who have sales agreements with the Underwriter.


                            THE VARIABLE LIFE POLICY

GENERAL

   The following discussion summarizes important provisions of the Policy offered by this Prospectus. Appendix I to this Prospectus contains summaries of other provisions. These discussions assume that premiums have been duly paid and there have been no Policy loans. The death benefit and cash value are affected if premiums are not duly paid or if a Policy loan is made. For information about a default in premium payment, see "Premiums-Default and Options on Lapse." For loan information, see "Loan Provisions." Policy years and anniversaries will be measured from the Date of Issue, and each Policy year will commence on the anniversary of the Date of Issue. The Date of Issue will generally be the date on which the application is approved. The Date of Issue may be backdated to save age but it cannot be earlier than either (a) the date the application is signed or (b) a date 15 days prior to the date on which the application is approved.

DEATH BENEFIT

   The death benefit is the amount paid to the beneficiary at the death of the Insured. It will be the sum of the Guaranteed Insurance Amount (face amount of the Policy) plus, if positive, the variable insurance amount for each selected Subaccount as described below. The benefit will be increased to reflect any insurance on the life of the Insured added by rider and any premium paid which applies to a period of time beyond the Policy month in which the Insured dies. It will be reduced by any Policy loan and loan interest and any unpaid premium which applies to a period prior to and including the Policy month in which the Insured dies.

   Generally, payment is made within seven days after all claim requirements are received by First Investors Life at its Home Office. Interest is paid on death proceeds from the date of death until payment is made at the annual rate First Investors Life is paying under the payment option when proceeds are left on deposit with First Investors Life, or at a higher rate if required by law.

   THE GUARANTEED MINIMUM. The death benefit is guaranteed never to be less than the Policy's face amount. The Policy's face amount is constant throughout the life of the Policy. During the first Policy year, the death benefit is equal to the Guaranteed Insurance Amount. Thereafter, the death benefit is determined on each Policy anniversary, and it remains level during the following Policy year. The death benefit payable, therefore, depends on the Policy year in which the Insured dies.

   THE VARIABLE INSURANCE AMOUNT. The death benefit is made up of two parts: the Guaranteed Insurance Amount and, if positive, the variable insurance amount for each selected Subaccount. The variable insurance amount reflects the investment results of the selected Subaccount(s). During the first Policy year, the death benefit is the Guaranteed Insurance Amount because the variable insurance amount is zero. On the first Policy anniversary, and on each anniversary thereafter, the investment results for the preceding Policy year are ascertained. If the net investment return on the Policy's benefit base ("Net Investment Return") for each selected Subaccount is 4%, then the variable insurance amount does not change. The "benefit base" is the amount at work earning a return under a Policy.

   If the Net Investment Return for each selected Subaccount for the preceding Policy year is greater than 4%, the variable insurance amount increases. If the Net Investment Return is less than 4%, the variable insurance amount decreases (but the death benefit never goes below the Guaranteed Insurance Amount). The variable insurance amount is set on each Policy anniversary and remains at that amount until the next Policy anniversary. The percentage change in the death benefit is not the same as the Net Investment Return.

   We call the amount by which the Net Investment Return is more or less than 4% the "investment return." The change in the variable insurance amount on a Policy anniversary equals the amount of insurance purchased under a Policy or the amount of insurance coverage cancelled under a Policy which results from positive or negative investment return, respectively. To calculate the change in the variable insurance amount, First Investors Life uses a net single premium per $1 of paid-up whole life insurance based on the Insured's age at the anniversary. Thus, if the investment return for a male age 25 is $100, positive or negative, the variable insurance amount will increase or decrease by $542 (see net single premium amounts on next page).


   For example, using the policy illustration for a male issue age 25 on Page 22, and assuming the 8% hypothetical gross annual investment return (equivalent to a Net Investment Return of approximately 6.55%), the change in the variable insurance amount on the 6th Policy anniversary and the change on the 12th Policy anniversary are calculated as follows:


                                              CALCULATION OF CHANGE IN
                                            VARIABLE INSURANCE ADJUSTMENT
                                            AMOUNT AT END OF POLICY YEAR
                                               6                    12
                                           ---------            ----------
(1)   Cash Value End of Prior Year.........$4,972.00            $14,529.00
(2)   Net Premium.......................... 1,056.00              1,056.00
(3)   Benefit Base Beginning of
      Current Policy Year: (1)+(2)......... 6,028.00             15,585.00
(4)   Actual Net Investment Return
      (.064399) less the Base
      Rate of Return which is
      the Assumed Rate (.04)...............  .024399               .024399
(5)   Investment Return (3)x(4)............   147.08                380.25
(6)   Net Single Premium at
      End of Current Year..................  0.22416               0.27338
(7)   Change in Variable Adjustment
      Amounts (5) divided by (6)........... $ 656.14            $ 1,390.92

Figures are rounded.

   It should be noted that, as shown in the table below, the net single premium increases as the Insured advances in age and thus larger dollar amounts of investment return are required each year to result in the same increases or decreases in the variable insurance amount.

   NET SINGLE PREMIUM. A Policy includes a table of net single premiums used to convert the investment return for a Policy into increases or decreases in the variable insurance amount. This purchase basis does not depend upon the risk classification of a Policy or any changes in the Insured's health after issue of a Policy. The net single premium will be lower for a Policy issued to a female than for a Policy issued to a male, as shown below.

                                                          VARIABLE INSURANCE
                                                           ADJUSTMENT AMOUNT
                         NET SINGLE PREMIUM             PURCHASED OR CANCELLED
       MALE             PER $1.00 OF VARIABLE                 BY $1.00 OF
   ATTAINED AGE           INSURANCE AMOUNT                 INVESTMENT RETURN
         5                   $.09884                            $10.12
        15                    .13693                              7.30
        25                    .18452                              5.42
        35                    .25593                              3.91
        45                    .35291                              2.83
        55                    .47352                              2.11
        65                    .60986                              1.64


                                                          VARIABLE INSURANCE
                                                           ADJUSTMENT AMOUNT
                         NET SINGLE PREMIUM             PURCHASED OR CANCELLED
      FEMALE            PER $1.00 OF VARIABLE                 BY $1.00 OF
   ATTAINED AGE           INSURANCE AMOUNT                 INVESTMENT RETURN
         5                   $.08195                            $12.20
        15                    .11326                              8.83
        25                    .15684                              6.38
        35                    .21872                              4.57
        45                    .30185                              3.31
        55                    .40746                              2.45
        65                    .54017                              1.85

   The variable insurance amount is cumulative and reflects the accumulation of increases and decreases from past Policy years. The amount may be positive or may be negative, depending on the investment performance of the designated Subaccount(s) during the time the Policy is in force. If, at the time of the Insured's death, the variable insurance amount is negative, then the insurance benefit is the Guaranteed Insurance Amount. Good investment performance must first offset any negative variable insurance amount before there can be a positive amount.


   An example of the death benefit using the policy illustration for a male issue age 25 on Page 22, and assuming the 8% hypothetical gross annual investment return (equivalent to a Net Investment Return of approximately 6.55%), the death benefit shown for the end of Policy year 5 would increase to the amount shown for the end of Policy year 6 for the Policy, as follows:

                                     GUARANTEED
                                      INSURANCE           VARIABLE
   VARIABLE LIFE                       AMOUNT        +     INSURANCE     =         DEATH
      POLICY                           MINIMUM              AMOUNT                BENEFIT
  --------------                     -----------          ----------              -------
End of Policy Year 5..........          $51,908            $1,489                $53,398
Increase......................             --                 657                    657  (1.2% Increase)
End of Policy Year 6..........          $51,908            $2,146                $54,055


   If, instead, the gross annual investment return in the year illustrated had been 0% (equivalent to a Net Investment Return of approximately -1.45%), the death benefit would have decreased by $1,464 (a 2.7% decrease), and the death benefit for the end of Policy year 6 would have been $51,934.

   At a given Net Investment Return rate, the dollar amount of an increase or decrease in the variable insurance amount is greater when assets in the Subaccount(s) supporting the death benefit under a Policy are greater. Therefore, the change in the variable insurance amount (which affects the change in the death benefit) is expected to be greater in the later Policy years when those assets are expected to be higher in relation to the death benefit, than in the early Policy years when those assets are relatively low.


   For example, as shown in the example above for a male issue age 25 assuming the 8% hypothetical gross annual investment return (equivalent to a Net
Investment Return of approximately 6.55%), the death benefit for the end of Policy year 6 is 1.2% higher than the death benefit for the end of Policy year
5. The death benefit for that Policy at the end of Policy year 12, assuming the 8% hypothetical gross annual investment return, would be 2.4% higher than the death benefit for the end of Policy year 11 (not shown on Page 22), as follows:


                                     GUARANTEED
                                      INSURANCE           VARIABLE
   VARIABLE LIFE                       AMOUNT        +     INSURANCE     =         DEATH
      POLICY                           MINIMUM              AMOUNT                BENEFIT
  --------------                     -----------          ----------              -------
End of Policy Year 11.........          $51,908            $7,258                $59,166
Increase......................             --               1,391                  1,391  (2.4% Increase)
End of Policy Year 12.........          $51,908            $8,649                $60,557


   Where a Policy's death benefit for a Policy year (after the first Policy year) was equal to the Guaranteed Insurance Amount because the variable insurance amount was negative, the death benefit would increase above the Guaranteed Insurance Amount on a Policy anniversary only if the Net Investment Return for the preceding Policy year was sufficiently greater than 4% to result in a positive variable insurance amount and, accordingly, a death benefit above the Guaranteed Insurance Amount. For example, assume the Policy for a male issue age 25 illustrated on Page 22 had a 0% hypothetical gross annual investment return for the first five policy years (which results in a negative variable insurance amount). In order for there to be an increase in the death benefit above the Guaranteed Insurance Amount for Policy year 7 (the amount shown for the end of Policy year 6), the Net Investment Return for Policy year 6 would have to be at least 17.5%.


   NET INVESTMENT RETURN. On each Policy anniversary, the Net Investment Return of the designated Subaccount(s) is computed separately for each Policy. The Net Investment Return reflects the investment performance of each selected Subaccount from the first day of the Policy year until the last day of the Policy year. It reflects each Subaccount's:

   Investment income (net of Fund expenses);
   Plus realized and unrealized capital gains;
   Minus realized and unrealized capital losses;
   Minus charges, if any, for taxes;
   Minus a charge not exceeding .50% per year for mortality and expense risks.

   The method of calculating the Net Investment Return is detailed in the Policy. The Net Investment Return for a Policy year is not the same as the Net Investment Return for the Subaccount(s) for a calendar year unless a Policy's anniversary is the last day of the calendar year.

   VALUATION OF ASSETS. For purposes of computing the Net Investment Return, the value of the assets of each Subaccount are determined as of the close of business on each business day.

   First Investors Life daily calculates the asset valuation of each Subaccount. The net asset value of a Fund's share is determined by the Fund in the manner set forth in Life Series Fund's prospectus.

CASH VALUE

   AMOUNT OF CASH VALUE. The cash value of the Policy on any date is the sum of the cash value you have in each Subaccount in which you have invested. The amounts of the cash value you have in each Subaccount will vary daily depending on investment experience. The cash value of each Subaccount at the end of each Policy year is the amount of the tabular cash value attributable to the Subaccount(s) on that date plus or minus the net single premium for the current variable insurance amount attributable to the Subaccount(s) on that date. If the date is other than the Policy anniversary date, the cash value will be increased or decreased depending on the investment results of the Subaccount(s) selected for the time elapsed since the last Policy anniversary. This assumes that no premium is due and unpaid. In calculating the cash value, adjustments are made for the net premium, the investment results and the cost of insurance protection. (See below for an explanation of the Cost of Insurance Protection.)


   For example, using the Policy illustration for a male issue age 25 on Page 22, and assuming the 8% hypothetical gross annual investment return (equivalent to a Net Investment Return of approximately 6.55%), the cash value shown for the end of Policy year 5 would increase to the amount shown for the end of Policy year 6 for the Policy as follows:


   (1)  Cash Value End of Prior Year...............................   $4,972
   (2)  Net Premium................................................    1,056
   (3)  Benefit Base Beginning of Current Policy Year 6: (1)+(2)...    6,028
   (4)  Actual Rate of Return......................................  .064399
   (5)  Actual Investment Return (3)x(4)...........................      388
   (6)  Benefit Base End of Policy Year 6: (3)+(5).................    6,416
   (7)  Cost of Insurance During Policy Year 6.....................       84
   (8)  Cash Value End of Policy Year 6: (6)-(7)...................    6,332

   The cash value is not guaranteed. The Policy offers the possibility of cash value appreciation resulting from good investment performance, although there is no assurance that such appreciation will occur. It is also possible, due to poor investment performance, for the cash value to decline to the point of having no value or, in fact, a negative value. Subsequent net premium payments and investment returns would be credited against the negative cash value. The Policyowner bears all the investment risk as to the amount of the cash value. It is unlikely that the Policy will have any cash value until the later months of the first Policy year (see "Additional First Year Administrative Charge"). The cash value stated in the illustrations on Pages 21 to 23 and Pages 33 to 35 are at the end of the Policy years shown, assuming the various hypothetical investment returns, the cash value as of the end of the preceding Policy year, adjusted to reflect the Net Investment Return of each Subaccount in which you have invested, the cost of the insurance protection and premiums paid since the Policy's last anniversary.

   TRANSFER RIGHTS. Twice a year, at any time during the Policy year, you may transfer part or all of your cash value from the Subaccounts you are in to any other Subaccounts provided the cash value is not allocated to more than five of the Subaccounts, and provided the allocation to any one Subaccount is not less than 10% of the cash value.

   SURRENDER FOR CASH VALUE. The Policyowner may surrender the Policy for its cash value at any time while the Insured is living. The amount payable will be the cash value next computed after the request is received at the Home Office of First Investors Life. On any Policy anniversary, a Policyowner may also make a partial surrender of the Policy. This is effected by reducing the premium amount. It is permitted only if there are no outstanding policy loans and the new modal premium due on the Policy anniversary has been paid. All requirements for a partial surrender must be received at the Home Office on or before the Policy anniversary. The partial surrender will be effective on the Policy anniversary. The amounts of the Guaranteed Insurance Amount (face amount of the Policy), death benefit and cash value for the reduced Policy will be the same as they would have been had the reduced premium been paid from inception. The portion of the cash value of the original Policy which is in excess of the cash value of the reduced Policy will be paid to the Policyowner as a surrender. The cash value of the reduced Policy will be allocated among the subaccounts in the same proportion as the cash value of the original Policy was allocated. Surrender will be effective on the date First Investors Life has received both the Policy and a written request in a form acceptable to First Investors Life. First Investors Life will usually pay the surrender value within 7 days, but payment may be delayed if a recent payment by check has not yet cleared the bank, when First Investors Life is not able to determine the amount because the New York Stock Exchange is closed for trading or the Commission determines that a state of emergency exists or for such other periods as the Commission may by order permit for the protection of security holders. Interest will be paid if payment of the surrender value is delayed beyond 7 days. In addition, under Federal tax laws withholding taxes may be deducted from the surrender value.

COST OF INSURANCE PROTECTION

   First Investors Life issues variable life insurance policies to individuals with standard mortality risks and to individuals with higher mortality risks, as permitted by First Investors Life's underwriting rules. A higher gross premium is charged for the person with the higher mortality risk. Given the same age, sex and insurance face amount, the net premium going into the Subaccount(s) is the same for the standard risk and the higher risk person. Also, the cost of insurance deducted from the Subaccount(s) (item 7 in the example above) would be the same for each such individual. First Investors Life uses the 1980 Commissioners' Standard Ordinary Mortality Table to actuarially compute the cost of insurance for each Policy, except mortality rates for extended term insurance are from the Commissioners' 1980 Extended Term Table. The cost is based on the net amount of insurance at risk (the Policy's face amount plus the variable insurance amount less the cash value) and the person's sex and attained age. The amount that is deducted each year is different because as the person's age increases the probability of death generally increases. The net amount of insurance at risk may decrease or increase each year depending on investment experience of the selected Subaccount(s).

LOAN PROVISION

   LOAN PRIVILEGE. The Policyowner may borrow up to 75% of the cash value during the first three Policy years or 90% of the cash value after the first three Policy years upon assignment to First Investors Life of the Policy as sole security. Interest will be charged daily at an effective annual rate of 6% compounded on each Policy anniversary. In general, the loan amount is sent within seven days of receipt of the request. Except when used to pay premiums, a new loan will not be permitted unless it is at least $100. The Policyowner may repay all or a portion of any loan and accrued interest while the Insured is living and the Policy is in force.


    EFFECTS OF LOANS. When a loan is taken out, a portion of the cash value equal to the loan is transferred from the Subaccount(s) to First Investors Life's General Account. The Loan is charged to each Subaccount in proportion to the investment in each Subaccount as of the date of the Policy loan. A Policy loan does not affect the amount of the premiums due. A Policy loan does, however, reduce the death benefit and cash value by the amount of the loan. It may also permanently affect the death benefit above the Guaranteed Insurance Amount and the cash value whether or not the loan is repaid in whole or in part. This is because the amount maintained in the General Account will not be credited with the Net Investment Return earned by Subaccount(s) during the period the loan is outstanding. Instead, it grows at the assumed interest rate of 4%, in accordance with the tabular cash value calculations as filed with the state insurance departments.

   A Policy loan will have a negative impact on the growth of the cash value during periods when the actual returns of the Subaccounts exceed the assumed rate of 4%. Recall that the death benefit is made up of two parts: the Guaranteed Insurance Amount and, if positive, the variable insurance amount (see "The Guaranteed Minimum" and "The Variable Insurance Amount"). The cash value, the Variable Insurance Amount and the death benefit in excess of the Guaranteed Insurance Minimum, if any, are dependent upon the Net Investment Return of the Subaccount(s). Thus, during periods of favorable investment return (a net rate of return greater than 4%), an outstanding Policy loan will result in lower Policy values than would have otherwise resulted in the absence of any indebtedness.

   For example, use the Policy for a male issue age 25 illustrated on Page 22, and assume the 8% gross annual investment return and that a $3,000 loan was made at the end of Policy year 9. For the end of Policy year 10, the death benefit and cash value would be $57,612 and $12,612, respectively. (The outstanding indebtedness would be deducted from these amounts upon death or surrender.) The differences between these amounts and the $57,898 death benefit and $12,685 cash value shown on Page 22 for Policy year 10 result because the portion of the cash value equal to the indebtedness which is transferred from the Subaccount(s) does not reflect the Subaccount(s) Net Investment Return of approximately 6.55%.

   Conversely, outstanding indebtedness will diminish the adverse effect on Policy values during a period of unfavorable investment return (a net rate of return less than 4%) because the portion of the cash value transferred from the Subaccount(s) to the General Account will grow at the assumed rate of 4%. Thus, a Policy loan can protect the cash value from decreasing if the Net Investment Return is less than 4%.

   Interest will be charged daily at an effective annual rate of 6% compounded on each Policy anniversary. Interest is payable at the end of each Policy year and on the date the loan is repaid. If interest is not paid when due, the loan will be increased by that amount and an equivalent amount of cash value will be transferred from the Subaccount(s) to the General Account. Loan repayments will be credited to each Subaccount in proportion to the investment in each Subaccount as of the date of repayment.

   The amount of any outstanding loan plus interest is subtracted from the death benefit or the cash value on payment. Whenever the then outstanding loan with accrued interest equals or exceeds the cash value, the Policy terminates 31 days after notice has been mailed by First Investors Life to the Policyowner and any assignee of record at their last known addresses, unless a repayment is made within that period.


   Policy loans are taxable if a Policy is surrendered or terminates for any reason prior to the owner's death to the extent that they exceed cost basis. As a general rule the Policyowner is responsible for paying income taxes on the difference between the surrender value and total premiums paid. Any outstanding Policy loan will be added to the cash surrender value for the purpose of calculating income tax liability. A termination could occur if the total amount of outstanding loans exceeds the cash balance. An example might be adverse market conditions causing this to occur. Consult with your representative or tax advisor before taking Policy loans.


PREMIUMS

   ALLOCATION OF PREMIUM. At the time of application, the Policyowner decides to place his or her net premium (see "Charges Deducted from Premiums") into any one or more of the Subaccounts. The death benefit and cash value may increase or decrease depending on the investment performance of the chosen Subaccount(s).

   PAYMENT PERIODS AND FREQUENCY. Premiums are payable annually or may be paid more frequently as elected by the Policyowner. Payments are due on or before the due dates as specified in the Policy at the Home Office of First Investors Life. Premium payments received before they are due will be placed in First Investors Life's General Account. On the day the premium payment is due, the premium will be credited to the Subaccount(s) selected by the Policyowner. Premiums for the Policy are payable for twelve years. A refund will be made of premiums paid which are applicable to any period which extends beyond the end of the month in which the Insured's death occurs.

   LEVEL PREMIUMS. The level premiums act as an averaging device to cover expenses, which are highest in the early Policy years, and the cost of the mortality risk, which increases with age. Thus, in the early Policy years, premiums are higher than needed to pay death claims, while in the later years premiums are less than required to meet the death claims. Accordingly, the assets allocated to the Subaccount(s) in the early Policy years are used in part to support the expected death claims in those years, with the balance accumulated as a reserve to help meet the death claims in the later Policy years. Also, assets are allocated to First Investors Life's General Account to accumulate as a reserve to cover the contingency that the Insured will die at a time when the guaranteed minimum death benefit exceeds the death benefit which would have been payable in the absence of such guarantee. In setting its premium rates, First Investors Life took into consideration actuarial estimates of death and surrender benefits, lapses, expenses, investment experience and an amount to be contributed to First Investors Life's surplus.

   PREMIUM RATES. When payments are made on other than an annual basis, the aggregate premium amounts for a Policy year are higher, reflecting charges for loss of interest and additional billing and collection expenses. The additional charge is deducted from these premiums when they are received.

                          PREMIUMS ON INSTALLMENT BASIS
                     (AS A PERCENTAGE OF AN ANNUAL PREMIUM)

                                                              AGGREGATE PREMIUMS
            FREQUENCY                       EACH PREMIUM        FOR POLICY YEAR
            ---------                       ------------        ---------------
            Annual..........................   100.00%              100.00%
            Semiannual......................    51.00               102.00
            Quarterly.......................    26.00               104.00
            Pre-authorized Monthly..........     8.83               105.96


   Under a pre-authorized monthly plan, premiums are automatically paid by charges made against the Policyowner's bank account.

   AUTOMATIC PREMIUM LOAN PROVISION. Any premium not paid before the end of the grace period (described below) will be paid by charging the premium as a Policy loan against the Policy provided (1) the Automatic Premium Loan provision has been elected in the application for the Policy or is elected in writing and received by First Investors Life at its Home Office while no premium is in default and (2) the resulting Policy loan and loan interest to the next premium due date do not exceed the loan value.

   The Automatic Premium Loan Provision may be revoked at any time by written request from the Policyowner received by First Investors Life at its Home Office.

   DEFAULT AND OPTIONS ON LAPSE. A premium not paid on or before its due date is in default, but the Policy provides for a 31-day grace period for the payment of each premium after the due date. The insurance continues in force during the grace period, but, if the Insured dies during the grace period, the portion of the premium due which is applicable to the period from the premium due date to the end of the Policy month in which death occurs is deducted from the death benefit.

   Within 60 days after the date of default, if a Policy is not surrendered, the cash value less any loans and interest may be applied to purchase continued insurance. The options are for reduced paid-up whole life insurance or extended term insurance. Under the Policy, the extended term insurance option would be the automatic option if no other election was selected. However, that option is available only in standard risk cases. If the Policy was rated for extra mortality risks, the paid-up insurance will be the automatic option. Both options are for fixed life insurance and neither option requires the further payment of premiums.

   The reduced paid-up whole life insurance option provides a fixed and level amount of paid-up whole life insurance. The amount of coverage will be that which the surrender value on the date the option becomes effective will purchase. The extended term insurance option provides a fixed and level amount of term insurance equal to the death benefit (less any indebtedness) as of the date the option became effective. The insurance coverage under this option will continue for as long a period as the surrender value on such date will purchase.


   For example, use the Policy for a male issue age 25 illustrated on Page 22 and assume the 0% and 8% hypothetical gross annual investment returns. If an option became effective at the end of Policy year 5, the fixed insurance coverage under these Policies would be as follows:


                                             0%                   8%
                                          --------             -----
     Cash Value.......................    $  3,992           $  4,972
     Reduced Paid-up Insurance........      18,406             22,925
                                          for life           for life
     Extended Term Insurance..........      51,908             53,398
                                         for 25 years       for 28 years

   A Policy continued under either option may be surrendered for its cash value while the Insured is living. Loans are available under the reduced paid-up whole life insurance option, but not under the extended term insurance option.

   REINSTATEMENT. A Policy not surrendered for its cash value may be reinstated within five years from the date of default in accordance with the Policy. To reinstate, the Policyowner must present evidence of insurability acceptable to First Investors Life and must pay to First Investors Life the greater of (a) (i) all premiums from the date of default with interest to the date of reinstatement plus (ii) any Policy debt (plus interest to the date of reinstatement) in effect when the Policy was continued as paid up insurance or extended term insurance; or (b) 110% of the increase in cash value resulting from reinstatement. Any Policy debt that arose after the Policy was continued as paid up insurance and in effect immediately before reinstatement is then added to the greater of (a) or (b) to comprise the payment required. Interest is calculated at the rate of 6% per year compounded annually.

CANCELLATION RIGHTS

   The Policyowner has a limited right to cancel and return the Policy to First Investors Life. The Policyowner may examine the Policy and at any time within 10 days after receipt of the Policy or notice of right of withdrawal, or within 45 days after completion of Part I of the application for the Policy, whichever is later, return it to First Investors Life or to the agent of First Investors Life through whom it was purchased with a written request for cancellation and obtain a full refund of the premiums paid.

EXCHANGE PRIVILEGE

   Provided premiums are duly paid, within twenty-four months after the issue date shown in the Policy, the Policyowner may exchange the Policy for a permanent fixed life insurance policy specified in the Policy on the Insured's life. The Policyowner also may exchange the Policy for a fixed life insurance policy if a Fund changes its investment adviser or has a material change in its investment objectives or restrictions. Evidence of insurability is not required to exercise this privilege. The new policy will have a level face amount equal to the face amount of the Policy and the same benefit riders, issue dates and risk classification for the Insured as the Policy. Premiums for the new policy will be based on the premium rates for the new policy which were in effect on the Policy date. The Policyowner may elect either a continuous-premium policy or a limited-payment policy.

   In some cases, there may be a cash adjustment on exchange. The adjustment will be the Policy's surrender value minus the new policy's tabular cash value. If the result is positive, First Investors Life must pay the owner; if the result is negative, the owner must pay First Investors Life. First Investors Life will determine the amount of a cash adjustment as of the date the Policy and written request is received by First Investors Life at its Home Office.

   If a Policy is not issued for any reason, an applicant shall only be refunded the amount of the premium without interest.

   The foregoing description of Policy provisions is qualified by reference to a specimen of the Policy which has been filed as an exhibit to the Registration Statement of Separate Account B. Settlement options, optional insurance benefits and general provisions of the Policies are discussed under Appendix I.

                        ILLUSTRATIONS OF DEATH BENEFITS,
                      CASH VALUES AND ACCUMULATED PREMIUMS


   The tables on Pages 21 to 23 illustrate the way in which the Policy operates. They show how the death benefit and the cash value may vary over an extended period of time assuming the Subaccount(s) experience hypothetical rates of investment return (i.e., investment income and capital gains and losses, realized or unrealized) equivalent to constant gross annual rates of 0%, 4% and 8%. The cash value on any day within a Policy year equals the cash value as of the end of the preceding Policy year, adjusted to reflect the Subaccount(s) Net Investment Return, the cost of the insurance protection and premiums paid since the Policy's last anniversary. The tables are based on annual premiums of $600, $1,200 and $1,800 to assist in a comparison of the death benefits and cash values under the Policy with those under other variable life insurance policies which may be issued by First Investors Life or other companies. The death benefit and cash value for the Policy would be different from those shown if premiums are paid more frequently than annually or if the actual rates of investment return applicable to the Policy averaged 0%, 4% or 8% over a period of years, but nevertheless fluctuated above or below that average for individual Policy years. Please refer to Pages 33 to 35 for additional illustrations of death benefits, cash values and accumulated premiums which assume a hypothetical gross annual investment return of 0%, 6% and 12%.


The constant gross annual rate of investment return of 0%, 4% and 8% is reduced by the following:

   1. A daily charge to the Subaccount(s) for mortality and expense risks equivalent to an annual charge of .50% at the beginning of each year.
   2. An investment advisory fee of 0.75% of each Fund's average daily net assets.
   3. Assumed operating expenses of 0.20% of each Fund's average daily net assets.

   Taking into account all of these charges, the gross annual rates of investment return of 0%, 4%, and 8% correspond to net annual rates of approximately -1.45%, 2.55% and 6.55%, respectively. The tables reflect that no charge is currently made to the Subaccount(s) for First Investors Life's corporate Federal income taxes. However, First Investors Life may make such charges in the future which would require higher rates of investment return in order to produce after-tax returns of 0%, 4% and 8% (see "Charges for First Investors Life's Income Taxes").

   The second column of each table shows the amount which would be accumulated if the annual premium (gross amount) was invested to earn interest, after taxes, at 5% compounded annually. For a further discussion of illustrations of death benefits, cash values and accumulated premiums, see Appendix II.

                        ===============================

   First Investors Life will furnish upon request a comparable illustration using the proposed Insured's age and the face amount or premium amount requested, and assuming that premiums are paid on an annual basis and the proposed Insured is a standard risk. In addition, a comparable illustration will be included at the delivery of the Policy if a purchase is made, reflecting the Insured's risk classification.

                                MALE ISSUE AGE 10
                    $600 ANNUAL PREMIUM FOR STANDARD RISK (1)
             $39,638 FACE AMOUNT (GUARANTEED MINIMUM DEATH BENEFIT)

                               TOTAL                   DEATH BENEFIT (2)                           CASH VALUES (2)
END OF                       PREMIUMS         ASSUMING HYPOTHETICAL GROSS (AFTER         ASSUMING HYPOTHETICAL GROSS (AFTER
POLICY       PREMIUM         PAID PLUS         TAX) ANNUAL INVESTMENT RETURN OF           TAX) ANNUAL INVESTMENT RETURN OF
  YEAR         DUE        INTEREST AT 5%           0%          4%         8%                 0%            4%          8%
--------    ---------     --------------     -----------------------------------     ------------------------------------

  1           $600          $    630           $39,638      $39,638  $  39,673             $   138     $    145    $    152
  2            600             1,291            39,638       39,638     39,798                 586          617         650
  3            600             1,986            39,638       39,638     40,014               1,023        1,098       1,176
  4            600             2,715            39,638       39,638     40,321               1,450        1,585       1,730
  5            600             3,481            39,638       39,638     40,720               1,889        2,104       2,339
  6            600             4,285            39,638       39,638     41,213               2,316        2,629       2,981
  7            600             5,129            39,638       39,638     41,799               2,734        3,163       3,658
  8            600             6,016            39,638       39,638     42,479               3,143        3,707       4,374
  9            600             6,947            39,638       39,638     43,253               3,547        4,263       5,132
 10            600             7,924            39,638       39,638     44,120               3,946        4,832       5,936

 15              0            11,608            39,638       39,638     49,496               4,473        6,382       9,133

 20              0            14,816            39,638       39,638     55,625               4,010        6,971      12,064

 25              0            18,909            39,638       39,638     62,507               3,610        7,646      15,998

 30              0            24,133            39,638       39,638     70,244               3,244        8,369      21,173

Attained
 Age
 65              0            81,723            39,638       39,638    126,226               1,685       11,721      76,980



(1) Corresponds to $306.00 semiannually, $156.00 quarterly, or $52.98 monthly.
(2) Assumes no policy loan is made.

Hypothetical rates of interest are illustrative only and are not a representation of past or future rates of return. They are after deduction of tax charges but before any other expenses charged against Life Series Fund or Separate Account B. Actual rates may be higher or lower than hypothetical rates. No representation can be made by First Investors Life or Life Series Fund that hypothetical rates can be achieved for any one year or sustained over any period of time. See prospectus for details of the calculations.

                                MALE ISSUE AGE 25
                   $1,200 ANNUAL PREMIUM FOR STANDARD RISK (1)
             $51,908 FACE AMOUNT (GUARANTEED MINIMUM DEATH BENEFIT)

                              TOTAL                    DEATH BENEFIT (2)                            CASH VALUES (2)
END OF                      PREMIUMS          ASSUMING HYPOTHETICAL GROSS (AFTER          ASSUMING HYPOTHETICAL GROSS (AFTER
POLICY        PREMIUM       PAID PLUS          TAX) ANNUAL INVESTMENT RETURN OF            TAX) ANNUAL INVESTMENT RETURN OF
  YEAR          DUE      INTEREST AT 5%            0%          4%         8%                  0%           4%          8%
--------     ---------   --------------      -----------------------------------        ---------------------------------

  1           $1,200       $  1,260            $51,908      $51,908  $  51,973            $    409     $    429    $    449
  2            1,200          2,583             51,908       51,908     52,154               1,308        1,385       1,462
  3            1,200          3,972             51,908       51,908     52,451               2,197        2,366       2,543
  4            1,200          5,431             51,908       51,908     52,864               3,076        3,375       3,695
  5            1,200          6,962             51,908       51,908     53,398               3,992        4,459       4,972
  6            1,200          8,570             51,908       51,908     54,054               4,897        5,572       6,332
  7            1,200         10,259             51,908       51,908     54,832               5,791        6,713       7,778
  8            1,200         12,032             51,908       51,908     55,732               6,673        7,882       9,315
  9            1,200         13,893             51,908       51,908     56,754               7,544        9,080      10,949
 10            1,200         15,848             51,908       51,908     57,898               8,404       10,308      12,685

 15                0         23,217             51,908       51,908     64,950               9,524       13,635      19,577

 20                0         29,631             51,908       51,908     72,999               8,504       14,836      25,762

 25                0         37,818             51,908       51,908     82,058               7,539       16,033      33,680

 30                0         48,266             51,908       51,908     92,259               6,628       17,185      43,687

Attained
 Age
 65                0         78,620             51,908       51,908    116,712               4,947       19,096      71,178


(1) Corresponds to $612.00 semiannually, $312.00 quarterly, or $105.96 monthly.
(2) Assumes no policy loan is made.
Hypothetical rates of interest are illustrative only and are not a representation of past or future rates of return. They are after deduction of tax charges but before any other expenses charged against Life Series Fund or Separate Account B. Actual rates may be higher or lower than hypothetical rates. No representation can be made by First Investors Life or Life Series Fund that hypothetical rates can be achieved for any one year or sustained over any period of time. See prospectus for details of the calculations.

                                MALE ISSUE AGE 40
                   $1,800 ANNUAL PREMIUM FOR STANDARD RISK (1)
             $47,954 FACE AMOUNT (GUARANTEED MINIMUM DEATH BENEFIT)

                                TOTAL                   DEATH BENEFIT (2)                           CASH VALUES (2)
END OF                        PREMIUMS         ASSUMING HYPOTHETICAL GROSS (AFTER         ASSUMING HYPOTHETICAL GROSS (AFTER
POLICY        PREMIUM         PAID PLUS         TAX) ANNUAL INVESTMENT RETURN OF           TAX) ANNUAL INVESTMENT RETURN OF
  YEAR          DUE        INTEREST AT 5%           0%          4%         8%                  0%           4%          8%
--------     ---------     --------------     -----------------------------------        ---------------------------------

  1           $1,800         $  1,890           $47,954      $47,954    $48,027            $    762     $    799    $    835
  2            1,800            3,874            47,954       47,954     48,206               2,097        2,225       2,355
  3            1,800            5,958            47,954       47,954     48,492               3,406        3,678       3,964
  4            1,800            8,146            47,954       47,954     48,883               4,689        5,161       5,667
  5            1,800           10,443            47,954       47,954     49,386               6,020        6,747       7,549
  6            1,800           12,856            47,954       47,954     49,999               7,328        8,367       9,543
  7            1,800           15,388            47,954       47,954     50,724               8,615       10,023      11,656
  8            1,800           18,048            47,954       47,954     51,560               9,884       11,717      13,898
  9            1,800           20,840            47,954       47,954     52,509              11,137       13,450      16,276
 10            1,800           23,772            47,954       47,954     53,571              12,375       15,225      18,798

 15                0           34,825            47,954       47,954     60,126              13,764       19,765      28,471

 20                0           44,447            47,954       47,954     67,618              11,963       20,956      36,545

 25                0           56,727            47,954       47,954     76,062              10,274       21,963      46,387

 30                0           72,399            47,954       47,954     85,589               8,695       22,699      58,095

Attained
 Age
 65                0           56,727            47,954       47,954     76,062              10,274       21,963      46,387


(1) Corresponds to $918.00 semi annually; $468.00 quarterly, or $158.94 monthly.
(2) Assumes no policy loan is made.
Hypothetical rates of interest are illustrative only and are not a representation of past or future rates of return. They are after deduction of tax charges but before any other expenses charged against Life Series Fund or Separate Account B. Actual rates may be higher or lower than hypothetical rates. No representation can be made by First Investors Life or Life Series Fund that hypothetical rates can be achieved for any one year or sustained over any period of time. See prospectus for details of the calculations.

                            FEDERAL INCOME TAX STATUS

POLICY PROCEEDS

   The discussion herein is general in nature and not intended as tax advice. It is based upon First Investors Life's understanding of Federal income tax laws and regulations as they are currently interpreted. No representation is made regarding the likelihood of continuation of such laws and regulations or the current interpretations by the Internal Revenue Service. Any changes in such laws, regulations or in interpretations may be given retroactive effect. Moreover, no attempt is made to consider any applicable state or other (e.g., estate, gift, or inheritance) tax laws. Each interested person should consult his tax advisor concerning the matters set forth herein.

   First Investors Life believes that the Policy qualifies as a life insurance contract as defined in Section 7702(a) of the Internal Revenue Code of 1986, as amended (the "Code"). Consequently, the death benefit should be fully excludable from the beneficiary's gross income and the Policyowner should generally not be taxed on the cash values (including increments thereof) under the Policy, until its actual surrender. With respect to a corporate Policyowner, however, such "inside build-up" of the Policy may be subject to the alternative minimum tax.

   Qualification as a life insurance contract for Federal income tax purposes depends, in part, upon the satisfaction by Separate Account B of certain diversification requirements contained in Section 817(h) of the Code. The Adviser is expected to manage the assets of the Funds in a manner that complies with these diversification requirements, and under a special "look-through" rule, satisfaction of such requirements by the Funds will be attributed to Separate Account B. The look-through rule is applicable because all shares of the Funds comprising Life Series Fund will be owned only by Separate Account B (and similar accounts of First Investors Life or other insurance companies) and access to the Funds will be available exclusively through the purchase of Policies (and additional variable annuity or life insurance products of First Investors Life or other insurance companies). Fund shares also may be held by the Adviser provided such shares are being held in connection with the creation or management of the Fund. The Adviser does not intend to sell any Fund shares it owns to the general public. The tax law does not currently provide guidance as to the circumstances in which a Policyowner may be said to have "control" over Separate Account B assets and thus be subject to current taxation on income credited to the Policyowner's Policy. The Treasury Department has said that it may provide such guidance by a ruling or regulation. It is not clear what this additional guidance would provide, nor whether it would be applied on a prospective basis only. First Investors Life reserves the right to amend the Policies in any appropriate way and take other action necessary to avoid such current taxation. It is possible that future guidelines, if any, concerning diversification could restrict the rights of a Policyowner with respect to the selection of investment options.

   First Investors Life does not believe that any Policy will be characterized, at issuance, as a "modified endowment contract" within the meaning of Section 7702A of the Code. Section 7702A and the characterizations given thereunder generally apply to a Policy that was received in exchange for another that was issued, on or after June 21, 1988, but only if the policy surrendered in exchange therefor was deemed to be a modified endowment contract. A Policy that escapes characterization as a modified endowment contract may nonetheless be treated as such if a material term of the Policy, e.g., death benefits, is altered or if the Policy is converted from a term life insurance contract to a life insurance contract providing a different form of coverage (whether or not issued before June 21, 1988). If a Policy is treated as a modified endowment contract, then distributions thereunder (including the proceeds of any surrender or loan made under, or in result of a pledge or assignment of, the Policy), after the Policy becomes a modified endowment contract, or within two years prior thereto, will be includable in gross income and subject to regular Federal income taxation to the extent of the income in the Policy (basically, cash value less premium paid). An additional 10% tax will also be imposed on the taxable amount of any such portion, subject to certain exceptions.

   All modified endowment contracts issued by the same insurer (or affiliates) to the Policyowner during any calendar year generally will be treated as one Policy for the purpose of applying the modified endowment contract rules. You should consult your tax advisor if you have questions regarding the possible impact of the modified endowment contract rules on your Policy.

   If a Policy is not a modified endowment contract, any loans made under a Policy will be treated as indebtedness and no part of such loans will constitute income to the Policyowner, unless the Policy is surrendered or terminated for any reason prior to the Policyowner's death. See "Effects of Loans" on page 15 to 16 of this Prospectus. In addition, the interest on such loan generally will not be deductible.

   Upon surrender of a Policy, taxation of the Surrender Value will depend on the Payment Option that the Policyowner has selected. If payment is in one sum, the Policyowner will be taxed on the income in the Policy at the time payment is made. If payment is in installments, the Policyowner may be taxed (1) on all or a portion of each installment until the income in the Policy has been paid; (2) only after all investment in the Policy has been paid, or (3) on a portion of each payment. You should consult your tax advisor if you have questions about the taxation of a Policy surrender.

   Under the Code, income tax must generally be withheld from the taxable portion of the proceeds paid upon surrender of a Policy, unless the Policyowner notifies First Investors Life in writing, before the payment date, that such withholding is not to be made. Failure to withhold or withholding of an insufficient amount may subject the Policyowner to taxation. In addition, insufficient withholding and insufficient estimated tax payments may subject the Policyowner to penalties.

CHARGES FOR FIRST INVESTORS LIFE'S INCOME TAXES

   First Investors Life is taxed as a "life insurance company" under Subchapter L of the Code. Under the applicable provisions of the Code, First Investors Life will be required to include its variable life insurance operations in its
Federal income tax return. Currently, no charges are made against the Subaccount(s) for First Investors Life's Federal income taxes attributable to the Subaccount(s). However, First Investors Life may make such charges in the future. First Investors Life may charge the Subaccount(s) for its Federal income taxes attributable to the Subaccount(s) when First Investors Life's tax treatment and obligations become clarified. Any such charges against a Subaccount would reduce its Net Investment Return.

   Under current laws, First Investors Life may incur state and local taxes (in addition to premium taxes) in several states. At present, these taxes are not significant. After First Investors Life's Federal income tax treatment is clarified, or if prior to that time there is a material change in applicable state or local tax laws, charges for such taxes, if any, attributable to the Subaccount(s) may be made.

   If any tax charges are made in the future they will be accumulated daily and transferred from the Subaccount(s) to First Investors Life's General Account. Any investment earnings on tax charges accumulated in the Subaccount(s) will be retained by First Investors Life.

                                  VOTING RIGHTS


   First Investors Life will vote the shares of any Fund held in a corresponding Subaccount or directly, at any Fund shareholders meeting, in accordance with its view of present law. It will vote Fund shares held in any corresponding Subaccount as follows: shares attributable to Policyowners for which it receives instructions, in accordance with the instructions; shares attributable to Policyowners for which it does not receive instructions, in the same proportion that it votes shares held in the Subaccount for which it receives instructions; and shares not attributable to Policyowners, in the same proportion that it votes shares held in the Subaccount that are attributable to Policyowners and for which it receives instructions. First Investors Life will vote Fund shares held directly by it in the same proportion that it votes shares held in any corresponding subaccounts that are attributable to Policyowners and for which it receives instructions, except where there are no shares held in any subaccount it will vote its own shares as it deems appropriate. All of the shares of any Fund held by First Investors Life through a Subaccount or directly will be presented at any Fund shareholders meeting for purposes of determining a quorum.

   The number of Fund shares held in a corresponding Subaccount that is attributable to each Policyowner is determined by dividing the Subaccount's Accumulated Value by the net asset value of one Fund share. The number of votes that a Policyowner has the right to cast will be determined as of the record date established by Life Series Fund.

   Voting instructions will be solicited by written communication prior to the date of the meeting at which votes are to be cast. Each Policyowner having a voting interest in a Subaccount will be sent meeting and other materials relating to the Fund.

   First Investors Life reserves the right to proceed other than as described above, including the right to vote shares of any Fund in its own right, to the extent permitted by law.

   The voting rights described in this Prospectus are created under applicable Federal securities laws. To the extent that such laws or regulations promulgated thereunder eliminate the necessity to submit such matters for approval by persons having voting rights in separate accounts of insurance companies or restrict such voting rights, First Investors Life reserves the right to proceed in accordance with any such laws or regulations.

        OFFICERS AND DIRECTORS OF FIRST INVESTORS LIFE INSURANCE COMPANY

                                             PRINCIPAL OCCUPATION FOR
   NAME                     OFFICE           LAST 5 YEARS
   ----                     ------           --------------------------------
Jay G.   Baris             Director          Partner,      Kramer,     Leven,
                                             Naftalis,    Nessen,   Kamin   &
                                             Frankel,  New  York,  Attorneys;
                                             Secretary  and  Counsel,   First
                                             Financial Savings Bank,  S.L.A.,
                                             New Jersey.



Glenn T. Dallas            Director          Retired    since   April   1996;
                                             Division  President  and  Senior
                                             Vice  President,   ADT  Security
                                             Systems, Parsippany, New Jersey,
                                             prior thereto.


William H. Drinkwater      First Vice        First Vice President and Chief
                         President and       Actuary, First Investors Life.
                         Chief Actuary

Lawrence M. Falcon          Senior           Senior Vice President and
                        Vice President       Comptroller, First Investors Life.
                        and Comptroller

Richard H. Gaebler         President         President, First Investors Life.
                         and Director

William P. Galvin          Assistant         Assistant Vice President,  First
                        Vice President       Investors  Life,  since February
                                             1996;   Manager  since  February
                                             1995; Licensing Manager, Pfizer,
                                             Inc.,  New  York,  New York from
                                             May 1990 to February 1995.


George V. Ganter           Director          Vice President,  First Investors
                                             Asset Management Company,  Inc.,
                                             Portfolio Manager, FIMCO.


Robert J.  Grosso          Director          Director  of   Compliance,   FIC
                                             since  April   1997;   Assistant
                                             Counsel   since   January  1995;
                                             Business  Consultant from August
                                             1994 to January 1995;  Assistant
                                             Vice   President  and  Assistant
                                             General  Counsel,  Alliance Fund
                                             Distributors,      Inc.     from
                                             September  1993 to August  1994;
                                             Of   Counsel,   Law   Office  of
                                             Richard S. Mazawey from May 1991
                                             to September 1993.


Glenn O. Head        Chairman and Director   Chairman  and  Director,   FICC,
                                             FIMCO and FIC.

Kathryn S. Head            Director          President,  FICC and FIMCO; Vice
                                             President,    Chief    Financial
                                             Officer   and   Director,   FIC;
                                             President  and  Director,  First
                                             Financial Savings Bank, S.L.A.


Scott Hodes                Director          Partner,    Ross   &    Hardies,
                                             Chicago, Illinois, Attorneys.




Carol Lerner Brown         Secretary         Assistant    Secretary,     FIC;
                                             Secretary, FIMCO and FICC.

William M. Lipkus       Vice President       Vice President,  First Investors
                           and Chief         Life   since  May  1996;   Chief
                                             Accounting  Officer  since  June
                                             1992;  Manager,  Tait,  Weller &
                                             Baker,  Edison,  New Jersey from
                                             June 1986 to June 1992.

Jackson Ream               Director          Senior Vice  President,  Nations
                                             Bank  of  Texas  (formerly  NCNB
                                             Texas  National  Bank),  Dallas,
                                             Texas.

Nelson Schaenen Jr.        Director          Partner,  Weiss,  Peck &  Greer,
                                             New York, Investment Managers.

Ada M. Suchow           Vice President       Vice President,  First Investors
                                             Life.

John T. Sullivan           Director          Director,   FIMCO  and  FIC;  Of
                                             Counsel to Hawkins,  Delafield &
                                             Wood, New York, Attorneys.

   A fidelity bond in the amount of $5,000,000 covering First Investors Life's officers and employees has been issued by Gulf Insurance Company. A directors and officers liability policy in the amount of $3,000,000 covering First Investors Life's directors and officers has been issued by the Great American Insurance Companies.

                            DISTRIBUTION OF POLICIES

   The Policies distributed by First Investors Life are sold by insurance agents who are licensed to sell variable life insurance. These agents are paid a commission of 28.55% of the first year premium payment and 1% of the premium payments for years two through ten.


   The Policies are offered for sale in Alabama, Arizona, Arkansas, Colorado, Connecticut, Delaware, Florida, Georgia, Iowa, Illinois, Indiana, Kentucky, Louisiana, Massachusetts, Maryland, Michigan, Minnesota, Missouri, Mississippi, North Carolina, Nebraska, New Jersey, New Mexico, New York, Ohio, Oklahoma, Oregon, Pennsylvania, Rhode Island, Tennessee, Texas, Utah, Virginia, Washington, West Virginia, Wisconsin and Wyoming.


                                    CUSTODIAN

   First Investors Life, subject to applicable laws and regulations, is to be the custodian of the securities of the Subaccounts. First Investors Life will maintain the records and accounts of Separate Account B. The assets of the Subaccounts will be held by United States Trust Company of New York, 114 W. 47th Street, New York, NY 10036 under a safekeeping arrangement. Under the terms of a Safekeeping Agreement dated June 16, 1986, between First Investors Life and United States Trust Company of New York, securities and similar investments of the Subacounts shall be deposited in the safekeeping of United States Trust Company of New York. Such agreement will remain in effect until Separate Account B has been completely liquidated and the proceeds of the liquidation distributed to the security holders of Separate Account B, or a successor custodian, having the requisite qualifications, has been designated and has accepted such custodianship. First Investors Life is responsible for the payment of all expenses of, and compensation to, United States Trust Company of New York in such amounts as may be agreed upon from time to time. For the fiscal year ended December 31, 1996, First Investors Life paid $400 to United States Trust Company of New York.


                                     REPORTS

   At least once each Policy year, First Investors Life shall mail a report to the Policyowner within 31 days after the Policy anniversary. The report shall be mailed to the last address known to First Investors Life. The report will show the death benefit, cash value and policy debt on the anniversary and any loan interest for the prior year. The report will also show the allocation of the investment base on that anniversary. No report will be sent if the Policy is continued as reduced paid-up or extended term insurance.

                                STATE REGULATION

   First Investors Life is subject to the laws of the State of New York governing insurance companies and to regulations by the New York State Insurance Department. An annual statement in a prescribed form is filed with the Department of Insurance each year covering the operations of First Investors Life for the preceding year and its financial condition as of the end of such year.

   First Investors Life's books and accounts are subject to review by the Insurance Department at any time and a full examination of its operations is conducted periodically. Such regulation does not, however, involve any supervision of management or investment practices or policies except to determine compliance with the requirements of the New York Insurance Law. In addition, First Investors Life is subject to regulation under the insurance laws of other jurisdictions in which it may operate.

                                     EXPERTS

   The financial statements included in this Prospectus have been examined by Tait, Weller & Baker, independent certified public accountants, and are included herein in reliance upon the authority of said firm as experts in accounting and auditing.

                        RELEVANCE OF FINANCIAL STATEMENTS

   The values of the interests of Policyowners under the Policies will be affected solely by the investment results of the Subaccount(s). The financial statements of First Investors Life as contained herein should be considered only as bearing upon First Investors Life's ability to meet its obligations to Policyowners under the Policies, and they should not be considered as bearing on the investment performance of the Subaccount(s).

                      APPENDIX I - OTHER POLICY PROVISIONS

SETTLEMENT OPTIONS

   In lieu of a single sum payment of Policy proceeds on death or surrender, an election may be made to apply all or a portion of the proceeds under any one of the fixed benefit settlement options provided in the Policy. Tax consequences may vary depending on the settlement option chosen. The options are stated below.

   PROCEEDS LEFT AT INTEREST. Left on deposit to accumulate with First Investors Life with interest payable at a rate of 2 1/2% per year.

   PAYMENT OF A DESIGNATED AMOUNT. Payable in installments until proceeds applied under the option and interest on unpaid balance at 2 1/2% per year and any additional interest are exhausted.

   PAYMENT FOR A DESIGNATED NUMBER OF YEARS. Payable in installments for up to 25 years, including interest at 2 1/2% per year. Payments may be increased by additional interest which would be paid at the end of each installment year.

   LIFE INCOME OPTION, GUARANTEED PERIOD. Payments are guaranteed for 10 or 20 years, as elected, and for life thereafter. During the guaranteed period of 10 or 20 years, the payments may be increased by additional interest.

   LIFE INCOME, GUARANTEED RETURN. The sum of the payments made and any payments due at the death of the person on whom the payments are based will never be less than the proceeds applied.

   LIFE INCOME ONLY. Payments will be made only while the person on whom the payments are based is alive.

OPTIONAL INSURANCE BENEFITS

   On payment of an additional premium and subject to certain age and insurance underwriting requirements, the following optional provisions, which are subject to the restrictions and limitations set forth therein, may be included in a Policy.

   DISABILITY PREMIUM WAIVER. Providing that in the event of the Insured's total disability before the Policy anniversary nearest to the Insured's 60th birthday and continuing for at least 6 months, First Investors Life will waive all premiums falling due after the commencement and during the continuance of such disability.

   ACCIDENTAL DEATH BENEFIT. Providing for an additional fixed amount of death benefit in the event the Insured dies from accidental bodily injury before the Policy anniversary nearest the Insured's 70th birthday.

   TERM INSURANCE.  Providing 12 year convertible level term insurance.

GENERAL PROVISIONS

   BENEFICIARY. The beneficiary is as designated in the application for the Policy, unless thereafter changed by the Policyowner during the Insured's lifetime. A change of designation may be made by filing a written request with the Home Office of First Investors Life in a form acceptable to First Investors Life.

   ASSIGNMENT. The Policy may be assigned by the Policyowner but no assignment shall be binding on First Investors Life unless it is in writing and filed with First Investors Life at its Home Office. First Investors Life will assume no responsibility for the validity or sufficiency of any assignment. Unless otherwise provided in the assignment, the interest of any revocable beneficiary shall be subordinate to the interest of any assignee, regardless of when the assignment was made and the assignee shall receive any sum payable to the extent of his or her interest.

   AGE AND SEX. If the age or sex of the Insured has been misstated, the benefits available under the Policy will be those which the premiums paid would have purchased for the correct age and sex.

   SUICIDE. If the Insured commits suicide within 2 years from the Policy's date of issue, the liability of First Investors Life under the Policy will be limited to all premiums paid less any indebtedness.

   INCONTESTABILITY. Except for nonpayment of premiums, the validity of the Policy and its riders will not be contestable after it has been in force during the lifetime of the Insured for 2 years from the Date of Issue.

   GRACE PERIOD. A Grace Period of 31 days will be allowed for payment of each premium after the first. The Policy will continue in force during the Grace Period unless surrendered.

   PAYMENTS AND DEFERMENT. Payment of the death benefit or surrender value or loan proceeds will usually be made within 7 days after receipt by First Investors Life of all documents required for such payments. However, payment may be delayed if the amount cannot be determined because the New York Stock Exchange is closed for trading or the Commission determines that a state of emergency exists.

   Under a Policy continued as paid-up or extended term insurance, the payment of the surrender value or loan proceeds may be deferred for up to six months. If the payment is postponed more than 30 days, interest at a rate of not less than 3% will be paid on the Surrender Value. The interest will be paid from the date of surrender to the date payment is made.

   DIVIDENDS. The Policies do not provide for dividend payments and therefore are considered "non-participating" in the earnings of First Investors Life.

                                   APPENDIX II
                   ADDITIONAL ILLUSTRATIONS OF DEATH BENEFITS,
                      CASH VALUES AND ACCUMULATED PREMIUMS


   Tables on Pages 33 to 35 illustrate the way in which a Policy operates. They show how the death benefit and the cash value may vary over an extended period of time assuming hypothetical rates of investment return for the Subaccount(s) equivalent to constant gross annual rates of 0%, 6% and 12%. The table on Page 33 is based on an annual premium of $600 for a male issue age 10, the table on Page 34 is based on an annual premium of $1,200 for a male issue age 25, and the table on Page 35 is based on an annual premium of $1,800 for a male issue age
40. The illustrations assume a standard risk classification and will assist in the comparison of death benefits and cash values under the Policies with those under other variable life policies issued by First Investors Life or other companies. Please refer to Page 19 for additional discussion and to Pages 21 to 23 for additional illustrations of death benefits, cash values and accumulated premiums which assume a hypothetical gross annual investment return of 0%, 4% and 8%.


   The amounts shown are as of the end of each Policy year and take into account deductions from the annual premium and the daily charge for investment advisory services and mortality and expense risk equivalent to an effective annual charge of 1.45%. Taking account of the daily charges, the gross annual rates of investment return of 0%, 6% and 12% correspond to net annual rates of approximately -1.45%, 4.55% and 10.55%, respectively. The returns shown are also net of any tax charges attributable to the Subaccount(s).

   The second column of each table shows the amount to which the total premiums paid to the end of the Policy year during the premium paying period would accumulate if an amount equal to those premiums were invested to earn interest, after taxes, at 5% compounded annually.

   First Investors Life will furnish upon request a comparable illustration reflecting the proposed Insured's age and the face amount or premium amount requested, and assuming that premiums are paid on an annual basis and the proposed Insured is a standard risk. In addition, a comparable illustration will be included at the delivery of a Policy if a purchase is made reflecting the Insured's risk classification if other than standard.

                                MALE ISSUE AGE 10
                    $600 ANNUAL PREMIUM FOR STANDARD RISK (1)
             $39,638 FACE AMOUNT (GUARANTEED MINIMUM DEATH BENEFIT)


                                TOTAL                   DEATH BENEFIT (2)                           CASH VALUES (2)
END OF                        PREMIUMS         ASSUMING HYPOTHETICAL GROSS (AFTER         ASSUMING HYPOTHETICAL GROSS (AFTER
POLICY         PREMIUM        PAID PLUS         TAX) ANNUAL INVESTMENT RETURN OF           TAX) ANNUAL INVESTMENT RETURN OF
 YEAR            DUE       INTEREST AT 5%           0%          6%        12%                  0%           6%         12%
---------     ---------    --------------     -----------------------------------        ---------------------------------

  1             $600         $    630           $39,638      $39,645  $  39,729             $   138     $    148   $     158
  2              600            1,291            39,638       39,669     40,061                 586          633         682
  3              600            1,986            39,638       39,710     40,642               1,023        1,136       1,256
  4              600            2,715            39,638       39,767     41,482               1,450        1,656       1,884
  5              600            3,481            39,638       39,841     42,599               1,889        2,219       2,597
  6              600            4,285            39,638       39,932     44,005               2,316        2,800       3,375
  7              600            5,129            39,638       40,039     45,711               2,734        3,402       4,227
  8              600            6,016            39,638       40,161     47,732               3,143        4,026       5,160
  9              600            6,947            39,638       40,299     50,081               3,547        4,676       6,184
 10              600            7,924            39,638       40,453     52,774               3,946        5,354       7,309

 15                0           11,608            39,638       41,363     70,965               4,473        7,632      13,094

 20                0           14,816            39,638       42,310     95,773               4,010        9,176      20,771

 25                0           18,909            39,638       43,278    129,224               3,610       11,076      33,073

 30                0           24,133            39,638       44,269    174,378               3,244       13,343      52,561

Attained
 Age
 65                0           81,723            39,638       49,597    785,431               1,685       30,247     479,001


(1)   Corresponds  to  $306.00  semi  annually;  $156.00  quarterly,  or  $52.98 monthly.
(2)   Assumes no policy loan is made.
Hypothetical rates of interest are illustrative only and are not a representation of past or future rates of return. They are after deduction of tax charges but before any other expenses charged against Life Series Fund or Separate Account B. Actual rates may be higher or lower than hypothetical rates. No representation can be made by First Investors Life or Life Series Fund that hypothetical rates can be achieved for any one year or sustained over any period of time. See prospectus for details of the calculations.

34


                                MALE ISSUE AGE 25
                   $1,200 ANNUAL PREMIUM FOR STANDARD RISK (1)
             $51,908 FACE AMOUNT (GUARANTEED MINIMUM DEATH BENEFIT)

                                  TOTAL                   DEATH BENEFIT (2)                           CASH VALUES (2)
END OF                          PREMIUMS         ASSUMING HYPOTHETICAL GROSS (AFTER         ASSUMING HYPOTHETICAL GROSS (AFTER
POLICY          PREMIUM         PAID PLUS         TAX) ANNUAL INVESTMENT RETURN OF           TAX) ANNUAL INVESTMENT RETURN OF
  YEAR            DUE        INTEREST AT 5%          0%           6%          12%                0%           6%         12%
--------       ---------     --------------    --------------------------------------      ---------------------------------
  1            $1,200          $  1,260           $51,908      $51,921  $  52,078            $    409   $      439  $      469
  2             1,200             2,583            51,908       51,955     52,558               1,308        1,423       1,542
  3             1,200             3,972            51,908       52,011     53,359               2,197        2,454       2,727
  4             1,200             5,431            51,908       52,088     54,495               3,076        3,532       4,037
  5             1,200             6,962            51,908       52,188     55,994               3,992        4,710       5,535
  6             1,200             8,570            51,908       52,308     57,870               4,897        5,941       7,187
  7             1,200            10,259            51,908       52,450     60,141               5,791        7,226       9,008
  8             1,200            12,032            51,908       52,612     62,823               6,673        8,568      11,014
  9             1,200            13,893            51,908       52,794     65,934               7,544        9,969      13,222
 10             1,200            15,848            51,908       52,996     69,495               8,404       11,430      15,653

 15                 0            23,217            51,908       54,188     93,429               9,524       16,333      28,161

 20                 0            29,631            51,908       55,430    126,119               8,504       19,562      44,508

 25                 0            37,818            51,908       56,702    170,313               7,539       23,273      69,903

 30                 0            48,266            51,908       58,005    230,101               6,628       27,467     108,958

Attained
 Age
 65                 0            78,620            51,908       60,711    420,822               4,947       37,025     256,641


(1)   Corresponds  to  $612.00  semi  annually;  $312.00  quarterly,  or $105.96 monthly.
(2)   Assumes no policy loan is made.
Hypothetical rates of interest are illustrative only and are not a representation of past or future rates of return. They are after deduction of tax charges but before any other expenses charged against Life Series Fund or Separate Account B. Actual rates may be higher or lower than hypothetical rates. No representation can be made by First Investors Life or Life Series Fund that hypothetical rates can be achieved for any one year or sustained over any period of time. See prospectus for details of the calculations.

35


                                MALE ISSUE AGE 40
                   $1,800 ANNUAL PREMIUM FOR STANDARD RISK (1)
             $47,954 FACE AMOUNT (GUARANTEED MINIMUM DEATH BENEFIT)

                                TOTAL                    DEATH BENEFIT (2)                           CASH VALUES (2)
END OF                        PREMIUMS          ASSUMING HYPOTHETICAL GROSS (AFTER         ASSUMING HYPOTHETICAL GROSS (AFTER
POLICY       PREMIUM          PAID PLUS          TAX) ANNUAL INVESTMENT RETURN OF           TAX) ANNUAL INVESTMENT RETURN OF
  YEAR         DUE         INTEREST AT 5%            0%          6%            12%              0%           6%         12%
--------    ---------      --------------      ---------------------------------------    ---------------------------------
  1         $1,800           $  1,890            $47,954      $47,968  $  48,144            $    762     $    817  $      872
  2          1,800              3,874             47,954       48,002     48,621               2,097        2,289       2,488
  3          1,800              5,958             47,954       48,056     49,393               3,406        3,819       4,263
  4          1,800              8,146             47,954       48,129     50,473               4,689        5,409       6,211
  5          1,800             10,443             47,954       48,222     51,886               6,020        7,138       8,431
  6          1,800             12,856             47,954       48,335     53,645               7,328        8,937      10,869
  7          1,800             15,388             47,954       48,467     55,766               8,615       10,809      13,548
  8          1,800             18,048             47,954       48,617     58,266               9,884       12,760      16,491
  9          1,800             20,840             47,954       48,786     61,164              11,137       14,792      19,724
 10          1,800             23,772             47,954       48,973     64,480              12,375       16,911      23,276

 15              0             34,825             47,954       50,080     86,798              13,764       23,714      41,101

 20              0             44,447             47,954       51,233    117,342              11,963       27,690      63,419

 25              0             56,727             47,954       52,416    158,741              10,274       31,966      96,809

 30              0             72,399             47,954       53,630    214,919               8,695       36,402     145,879

Attained
 Age
 65              0             56,727             47,954       52,416    158,741              10,274       31,966      96,809

(1)   Corresponds  to  $918.00  semi  annually;  $468.00  quarterly,  or $158.94 monthly.
(2)   Assumes no policy loan is made.
Hypothetical rates of interest are illustrative only and are not a representation of past or future rates of return. They are after deduction of tax charges but before any other expenses charged against Life Series Fund or Separate Account B. Actual rates may be higher or lower than hypothetical rates. No representation can be made by First Investors Life or Life Series Fund that hypothetical rates can be achieved for any one year or sustained over any period of time. See prospectus for details of the calculations.

REPORT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

The Board of Directors
First Investors Life Insurance Company
New York, New York


      We have audited the accompanying balance sheets of First Investors Life Insurance Company as of December 31, 1996 and 1995, and the related statements of income, stockholder's equity and cash flows for each of the three years in the period ended December 31, 1996. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

      We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

      In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of First Investors Life Insurance Company as of December 31, 1996 and 1995, and the results of its operations and its cash flows for each of the three years in the period ended December 31, 1996, in conformity with generally accepted accounting principles.

                                             TAIT, WELLER & BAKER

Philadelphia, Pennsylvania
February 24, 1997

                     FIRST INVESTORS LIFE INSURANCE COMPANY
                                 BALANCE SHEETS
                                     ASSETS


                                                                        DECEMBER 31, 1996       DECEMBER 31,1995
Investments (note 2):
  Available-for-sale securities.......................................    $114,011,891             $113,815,086
  Held-to-maturity securities.........................................       5,549,214                5,942,604
  Short term investments..............................................       7,667,491                5,160,201
  Policy loans........................................................      18,865,648               17,016,692
                                                                        ---------------          --------------

     Total investments................................................     146,094,244              141,934,583

Cash .................................................................         901,980                1,189,030
Premiums and other receivables, net of allowances of
  $30,000 in 1996 and 1995............................................       3,998,210                4,334,595
Accrued investment income.............................................       2,903,566                2,833,561
Deferred policy acquisition costs (note 6)............................      17,547,129               17,318,214
Deferred Federal income taxes (note 7)     ...........................         934,000                   12,000
Furniture, fixtures and equipment, at cost, less accumulated
  depreciation of $925,736 in 1996 and $800,593 in 1995...............         146,078                  236,736
Other assets..........................................................         136,302                  123,509
Separate account assets...............................................     465,456,848              344,568,486
                                                                         --------------           -------------

     Total assets.....................................................    $638,118,357              $512,550,714
                                                                          =============             ============

                      LIABILITIES AND STOCKHOLDER'S EQUITY
LIABILITIES:
Policyholder account balances (note 6)................................    $113,295,474             $113,374,173
Claims and other contract liabilities.................................      12,190,281               11,289,108
Accounts payable and accrued liabilities..............................       3,730,943                4,150,250
Separate account liabilities..........................................     464,852,507              343,956,938
                                                                         --------------           -------------

     Total liabilities................................................     594,069,205              472,770,469
                                                                         --------------           -------------

STOCKHOLDER'S EQUITY:
Common Stock, par value $4.75; authorized,
  issued and outstanding 534,350 shares...............................       2,538,163                2,538,163
Additional paid in capital............................................       6,496,180                6,496,180
Unrealized holding gains (losses) on available-for-sale
  securities (note 2).................................................         644,000                1,878,000
Retained earnings ....................................................      34,370,809               28,867,902
                                                                         --------------          --------------

     Total stockholder's equity.......................................      44,049,152               39,780,245
                                                                        ---------------          --------------

     Total liabilities and stockholder's equity.......................    $638,118,357              $512,550,714
                                                                          =============             ============


See accompanying notes to financial statements.

                     FIRST INVESTORS LIFE INSURANCE COMPANY
                              STATEMENTS OF INCOME


                                                               YEAR ENDED          YEAR ENDED         YEAR ENDED
                                                        DECEMBER 31, 1996    DECEMBER 31,1995   DECEMBER 31,1994
REVENUES
  Policyholder fees...................................        $22,955,165        $ 19,958,420       $16,433,269
  Premiums............................................          6,725,329           7,293,719         7,630,182
  Investment income (note 2)..........................          9,771,389           9,363,212         8,835,356
  Realized gain (loss) on investments.................           (221,025)            373,582          (259,987)
  Other income........................................            704,678             835,703           701,355
                                                            -------------       -------------      ------------

     Total income.....................................         39,935,536          37,824,636        33,340,175
                                                            -------------       -------------      ------------
BENEFITS AND EXPENSES
  Benefits and increases in contract liabilities......         12,912,810          13,027,516        14,297,499
  Dividends to policyholders..........................            964,913             954,384           910,754
  Amortization of deferred acquisition costs (note 6).          1,454,408           1,672,429         1,573,216
  Commissions and general expenses....................         16,287,498          15,773,968        13,513,644
                                                            -------------       -------------      ------------

     Total benefits and expenses......................         31,619,629          31,428,297        30,295,113
                                                            -------------       -------------      ------------

Income before Federal income tax .....................          8,315,907           6,396,339         3,045,062

Federal income tax (note 7):
  Current.............................................          3,099,000           2,553,000           838,000
  Deferred............................................           (286,000)           (376,000)         (352,000)
                                                            -------------       -------------      ------------

                                                                2,813,000           2,177,000           486,000
                                                            -------------       -------------      ------------


Net Income............................................     $   5,502,907         $  4,219,339       $ 2,559,062
                                                           =============        =============       ===========

Income per share, based on 534,350 shares
outstanding...........................................            $10.30                $7.90             $4.79
                                                         ===============    =================   ===============


See accompanying notes to financial statements.

                     FIRST INVESTORS LIFE INSURANCE COMPANY
                       STATEMENTS OF STOCKHOLDER'S EQUITY


                                                           YEAR ENDED           YEAR ENDED         YEAR ENDED
                                                       DECEMBER 31,1996      DECEMBER 31,1995   DECEMBER 31, 1994
Balance at beginning of year............................. $ 39,780,245         $ 31,196,906        $  34,173,844
Net income...............................................    5,502,907            4,219,339            2,559,062
Increase (decrease) in unrealized holding gains on
  available-for-sale securities..........................   (1,234,000)           4,364,000           (5,536,000)
                                                          ------------         ------------        -------------
Balance at end of year................................... $ 44,049,152         $ 39,780,245        $  31,196,906
                                                          ============         ============        =============

                            STATEMENTS OF CASH FLOWS

                                                           YEAR ENDED          YEAR ENDED          YEAR ENDED
                                                        DECEMBER 31, 1996   DECEMBER 31, 1995   DECEMBER 31,1994
                                                        -----------------   -----------------   ----------------
Increase (decrease) in cash:
   Cash flows from operating activities:
     Policyholder fees received..........................  $ 22,925,131       $  19,374,522       $  16,433,269
     Premiums received...................................     6,413,009           6,895,096           7,366,276
     Amounts received on policyholder accounts...........   105,489,481          87,156,662          63,526,544
     Investment income received..........................     9,964,169           9,360,894           8,886,847
     Other receipts......................................        55,779              69,621              46,581
     Benefits and contract liabilities paid..............  (117,321,389)       (101,642,156)        (75,131,594)
     Commissions and general expenses paid...............   (20,857,687)        (18,176,870)        (15,252,935)
                                                          -------------        ------------        -------------

     Net cash provided by (used for) operating
        activities.......................................     6,668,493           3,037,769           5,874,988
                                                          -------------        ------------        -------------

  Cash flows from investing activities:
     Proceeds from sale of investment securities.........    39,062,702          58,755,827          36,751,082
     Purchase of investment securities...................   (44,134,604)        (58,622,646)        (42,164,770)
     Purchase of furniture, equipment and other
       assets...........................................        (34,485)           (128,442)            (67,121)
     Net increase in policy loans........................    (1,848,956)         (2,330,591)         (1,801,780)
     Investment in Separate Account .....................          (200)           (500,000)                 --
                                                          -------------        ------------        -------------

     Net cash provided by (used for) investing
       activities........................................    (6,955,543)         (2,825,852)          (7,282,589)
                                                          -------------        ------------        -------------
     Net increase (decrease) in cash.....................      (287,050)            211,917           (1,407,601)

Cash
  Beginning of year .....................................     1,189,030             977,113            2,384,714
                                                          -------------        ------------        -------------
  End of year............................................ $     901,980        $  1,189,030        $     977,113
                                                          =============        ============        =============

The Company received a refund of Federal income tax of $102,000 in 1995 and paid Federal income tax of $3,243,000 in 1996, $2,125,000 in 1995 and $1,368,000 in
1994.


See accompanying notes to financial statements.

                     FIRST INVESTORS LIFE INSURANCE COMPANY
                            STATEMENTS OF CASH FLOWS



                                                           YEAR ENDED          YEAR ENDED          YEAR ENDED
                                                        DECEMBER 31, 1996   DECEMBER 31, 1995   DECEMBER 31, 1994
                                                        -----------------   -----------------   -----------------
Reconciliation  of net  income  to net cash
  provided by (used for) operating activities:

         Net income........................................   $ 5,502,907         $ 4,219,339        $ 2,559,062

         Adjustments to reconcile  net income to net cash
          provided by (used for) operating activities:
            Depreciation and amortization..................       130,924             141,121            122,199
            Amortization of deferred policy acquisition
              costs........................................     1,454,408           1,672,429          1,573,216
Realized investment (gains) losses.........................       221,025            (373,582)           259,987
            Amortization of premiums and discounts on
              investments..................................       262,785             237,472            287,340
            Deferred Federal income taxes..................      (286,000)           (376,000)          (352,000)
            Other items not requiring cash - net...........         6,794           ( 112,268)              (149)

         (Increase) decrease in:
            Premiums and other receivables, net............       336,385            (433,106)        (1,055,910)
            Accrued investment income......................       (70,005)           (239,790)          (235,849)
            Deferred policy acquisition costs, exclusive
              of amortization..............................    (1,275,323)         (1,117,752)        (1,138,988)
            Other assets...................................       (18,574)             64,490            (30,882)

         Increase (decrease) in:
            Policyholder account balances..................       (78,699)         (1,882,591)         2,719,458
            Claims and other contract liabilities..........       901,173             551,392            503,025
            Accounts payable and accrued liabilities.......      (419,307)            686,615            664,479
                                                              -----------        ------------        -----------

                                                              $ 6,668,493         $ 3,037,769        $ 5,874,988
                                                              ===========         ===========        ===========



See accompanying notes to financial statements.

                     FIRST INVESTORS LIFE INSURANCE COMPANY
                          NOTES TO FINANCIAL STATEMENTS


Note 1 -- Basis of Financial Statements

    The accompanying financial statements have been prepared in conformity with generally accepted accounting principles (GAAP). Such basis of presentation differs from statutory accounting practices permitted or prescribed by insurance regulatory authorities primarily in that:
             (a) policy reserves are computed according to the Company's estimates of mortality, investment yields, withdrawals and other benefits and expenses, rather than on the statutory valuation basis;
             (b) certain expenditures, principally for furniture and equipment and agents' debit balances, are recognized as assets rather than being non-admitted and therefore charged to retained earnings;
             (c) commissions and other costs of acquiring new business are recognized as deferred acquisition costs and are amortized over the premium paying period of policies and contracts, rather than charged to current operations when incurred;
             (d) income tax effects of temporary differences, relating primarily to policy reserves and acquisition costs, are provided;
             (e) the statutory asset valuation and interest maintenance reserves are reported as retained earnings rather than as liabilities;

Note 2 -- Other Significant Accounting Practices

    (a) Accounting Estimates. The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosures of contingent assets and liabilities, at the date of the financial statements and revenues and expenses during the reported period. Actual results could differ from those estimates.

    (b) Depreciation. Depreciation is computed on the useful service life of the depreciable asset using the straight line method of depreciation.

    (c)  Investments.   Investments  in  equity  securities  that  have  readily
determinable fair values and all investments in debt securities are classified in three separate categories and accounted for as follows:

    HELD-TO-MATURITY SECURITIES
Debt securities the Company has the positive intent and ability to hold to maturity are recorded at amortized cost.

    TRADING SECURITIES
Debt and equity securities that are held principally for the purpose of selling such securities in the near term are recorded at fair value with unrealized gains and losses included in earnings.

    AVAILABLE-FOR-SALE SECURITIES
Debt and equity securities not classified in the other two categories are recorded at fair value with unrealized gains and losses excluded from earnings and reported as "unrealized holding gains or losses on available-for-sale securities" in stockholder's equity.

                     FIRST INVESTORS LIFE INSURANCE COMPANY
                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)

    Short term investments are reported at market value which approximates cost.

    Gains and losses on sales of investments are determined using the specific identification method. Investment income for the years indicated consists of the following:


                                                             YEAR ENDED          YEAR ENDED           YEAR ENDED
                                                       DECEMBER 31,1996   DECEMBER 31, 1995     DECEMBER 31,1994
Interest on fixed maturities.............................   $8,559,429          $8,243,748          $8,091,627
Interest on short term investments.......................      410,930             451,475             225,682
Interest on policy loans.................................    1,151,681             973,242             886,465
Dividends on equity securities...........................       43,756              58,305              10,220
                                                         -------------       -------------         -----------

     Total investment income.............................   10,165,796           9,726,770           9,213,994
     Investment expense..................................      394,407             363,558             378,638
                                                          ------------        ------------        ------------

Net investment income....................................   $9,771,389          $9,363,212          $8,835,356
                                                            ==========          ==========          ==========

      The amortized cost and estimated market values of investments at December 31, 1996 and 1995 are as follows:

                                                                      GROSS             GROSS         ESTIMATED
                                                  AMORTIZED        UNREALIZED        UNREALIZED        MARKET
                                                    COST              GAINS            LOSSES           VALUE
Available-For-Sale Securities
December 31, 1996
  U.S. Treasury Securities and obligations
   of U.S. Government Corporations
   and Agencies...............................  $ 41,254,552       $  569,803      $   157,020     $  41,667,335
  Debt Securities issued by
   States of the U.S..........................     5,525,022              --           172,264         5,352,758
  Corporate Debt Securities...................    56,013,590        1,217,747          297,752        56,933,585
  Other Debt Securities ......................     9,952,727          133,266           27,780        10,058,213
                                                ------------       ----------      -----------      ------------
                                                $112,745,891       $1,920,816      $   654,816      $114,011,891
                                                ============       ==========      ===========      ============

December 31,1995
  U.S. Treasury Securities and obligations
   of U.S. Government Corporations
   and Agencies............................... $  40,056,913      $ 1,459,984      $       --       $ 41,516,897

                     FIRST INVESTORS LIFE INSURANCE COMPANY
                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)



  Debt Securities issued by
 States of the U.S. .....      9,067,445      215,464      10,295      9,272,614
Corporate Debt Securities     53,636,330    1,872,502     121,193     55,387,639
Equity Securities .......        500,000       55,000          --        555,000
Other Debt Securities ...      7,010,398       78,876       6,338      7,082,936
                            $110,271,086   $3,681,826   $ 137,826   $113,815,086
                            ============   ==========   =========   ============

   At December 31, 1996 and 1995, the Company recognized "Unrealized Holding Gains (Losses) on Available-For-Sale Securities" of $644,000 and $1,878,000, net of applicable deferred income taxes and amortization of deferred acquisition costs. The change in the Unrealized Holding Gains (Losses) of ($1,234,000), $4,364,000 and ($5,536,000) for 1996, 1995 and 1994, respectively is reported as a separate component of stockholders' equity.

Held-To-Maturity Securities
December 31,1996
  U.S. Treasury Securities and obligations
   of U.S. Government Corporations
 and Agencies ...........   $3,439,214   $36,945   $   10,944   $3,465,215
Corporate Debt Securities    2,000,000        --       66,200    1,933,800
Other Debt Securities ...      110,000        --           --      110,000
                            ----------   -------   ----------   ----------
                            $5,549,214   $36,945   $   77,144   $5,509,015
                            ==========   =======   ==========   ==========

December 31,1995
  U.S. Treasury Securities and obligations
   of U.S. Government Corporations
   and Agencies .........   $3,332,604   $120,983   $       --   $3,453,587
Corporate Debt Securities    2,000,000         --       40,412    1,959,588
  Other Debt Securities .      610,000         --           --      610,000
                            ----------   --------   ----------   ----------
                            $5,942,604   $120,983   $   40,412   $6,023,175
                            ==========   ========   ==========   ==========


      The amortized cost and estimated market value of debt securities at December 31, 1996, by contractual maturity, are shown below. Expected maturities will differ from contractual maturities because borrowers may have the right to call or prepay obligations with or without call or prepayment penalties.

                     FIRST INVESTORS LIFE INSURANCE COMPANY
                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)



                                              HELD TO MATURITY            AVAILABLE FOR SALE
                                          AMORTIZED      ESTIMATED     AMORTIZED     ESTIMATED
                                            COST       MARKET VALUE       COST      MARKET VALUE
Due in one year or less ..............   $  100,000   $    100,000   $  2,359,443   $  2,368,650
Due after one year through five years       267,660        265,400     36,423,615     36,855,145


Due after five years through ten years    3,181,554      3,209,815     48,199,575     49,009,561
Due after ten years ..................    2,000,000      1,933,800     25,763,258     25,778,535
                                         ----------   ------------   ------------   ------------
                                         $5,549,214   $  5,509,015   $112,745,891   $114,011,891
                                         ==========   ============   ============   ============


      Proceeds from sales of investments in fixed maturities were $39,046,422, $56,949,635 and $36,701,082 in 1996, 1995 and 1994, respectively. Gross gains of
$185,708 and gross losses of $406,733 were realized on those sales in 1996. Gross gains of $578,810 and gross losses of $205,228 were realized on those sales in 1995. Gross gains of $85,827 and gross losses of $345,814 were realized on those sales in 1994.

      (d) Recognition of Revenue, Policyholder Account Balances and Policy Benefits

           TRADITIONAL ORDINARY LIFE AND HEALTH

           Revenues from the traditional life insurance policies represent premiums which are recognized as earned when due. Health insurance premiums are recognized as revenue over the time period to which the premiums relate. Benefits and expenses are associated with earned premiums so as to result in recognition of profits over the lives of the contracts. This association is accomplished by means of the provision for liabilities for future policy benefits and the deferral and amortization of policy acquisition costs.

           UNIVERSAL LIFE AND VARIABLE LIFE

           Revenues from universal life and variable life policies represent amounts assessed against policyholders. Included in such assessments are mortality charges, surrender charges and policy service fees. Policyholder account balances on universal life consist of the premiums received plus credited interest, less accumulated policyholder assessments. Amounts included in expense represent benefits in excess of policyholder account balances. The value of policyholder accounts on variable life are included in separate account liabilities as discussed below.

           ANNUITIES

           Revenues from annuity contracts represent amounts assessed against contractholders. Such assessments are principally sales charges, administrative fees, and in the case of variable

                     FIRST INVESTORS LIFE INSURANCE COMPANY
                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)



           annuities, mortality and expense risk charges. The carrying value and fair value of fixed annuities are equal to the policyholder account balances, which represent the net premiums received plus accumulated interest.

      (e) Separate Accounts. Separate account assets and the related liabilities, both of which are valued at market, represent segregated variable annuity and variable life contracts maintained in accounts with individual investment objectives. All investment income (gains and losses of these accounts) accrues directly to the contractholders and therefore does not affect net income of the Company.

      (f) Reclassifications. Certain reclassifications have been made to the 1994 and 1995 Financial Statements in order to conform to the 1996 presentation.

Note 3 -- Fair Value of Financial Instruments

      The carrying amounts for cash, short-term investments and policy loans as reported in the accompanying balance sheet approximate their fair values. The fair values for fixed maturities and equity-securities are based upon quoted market prices, where available or are estimated using values from independent pricing services.

      The carrying amounts for the Company's liabilities under investment - type contracts approximate their fair values because interest rates credited to account balances approximate current rates paid on similar investments and are generally not guaranteed beyond one year. Fair values for the Company's insurance contracts other than investment - type contracts are not required to be disclosed. However, the fair values of liabilities for all insurance contracts are taken into consideration in the overall management of interest rate risk, which minimizes exposure to changing interest rates.

Note 4 -- Retirement Plans

      The Company participates in a non-contributory profit sharing plan for the benefit of its employees and those of other wholly-owned subsidiaries of its parent. The Plan provides for retirement benefits based upon earnings. Vesting of benefits is based upon years of service. For the years ended December 31, 1996, 1995 and 1994, the Company charged operations approximately $100,000, $40,000 and $ 0, respectively for its portion of the contribution.

      The Company also has a non-contributory retirement plan for the benefit of its sales agents. The plan provides for retirement benefits based upon commission on first-year premiums and length of service. The plan is unfunded. Vesting of benefits is based upon graduated percentages dependent upon the number of allocations made in accordance with the plan by the Company for each participant. The Company charged to operations pension expenses of approximately $414,000 in 1996, $375,000 in 1995 and $312,000 in 1994. The accrued liability of approximately $2,858,000 in 1996 and $2,621,000 in 1995 was sufficient to cover the value of benefits provided by the plan.

                     FIRST INVESTORS LIFE INSURANCE COMPANY
                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)


      In addition, the Company participates in a 401(k) savings plan covering all of its eligible employees and those of other wholly-owned subsidiaries of its parent whereby employees may voluntarily contribute a percentage of their compensation with the Company matching a portion of the contributions of certain employees. The amount contributed by the Company in 1996 and 1995 was not material.

Note 5 -- Commitments and Contingent Liabilities

      The Company has agreements with affiliates and non-affiliates as follows:
      (a) The  Company's  maximum  retention  on any one life is  $100,000.  The
Company reinsures a portion of its risk with other insurance companies and reserves are reduced by the amount of reserves for such reinsured risks. The Company is liable for any obligations which any reinsurance company may be unable to meet. The Company had reinsured approximately 10% of its net life insurance in force at December 31, 1996, 1995 and 1994. The Company also had assumed reinsurance amounting to approximately 21%, 20% and 21% of its net life insurance in force at the respective year ends. None of these transactions had any material effect on the Company's operating results.

      (b) The Company and certain affiliates share office space, data processing facilities and management personnel. Charges for these services are based upon space occupied, usage of data processing facilities and time allocated to management. During the years ended December 31, 1996, 1995 and 1994, the Company paid approximately $1,222,000, $1,282,000 and $1,099,000, respectively, for these services. In addition, the Company reimbursed an affiliate approximately $9,709,000 in 1996, $8,739,000 in 1995,and $6,651,000 in 1994 for commissions relating to the sale of its products.

           The Company maintains a checking account with a financial institution, which is also a wholly-owned subsidiary of its parent. The balance in this account was approximately $ 326,000 at December 31, 1996 and $343,000 at December 31, 1995.

      (c) The Company is subject to certain claims and lawsuits arising in the ordinary course of business. In the opinion of management, all such claims currently pending will not have a material adverse effect on the financial position of the Company or its results of operations.

Note 6 -- Adjustments Made to Statutory Accounting Practices

   Note 1 describes some of the common differences between statutory practices and generally accepted accounting principles. The effects of these differences for the years ended December 31, 1996, 1995 and 1994 are shown in the following table in which net income and capital shares and surplus reported therein on a statutory basis are adjusted to a GAAP basis.

                     FIRST INVESTORS LIFE INSURANCE COMPANY
                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)


                                                   NET INCOME                 CAPITAL SHARES AND SURPLUS
                                             YEAR ENDED DECEMBER 31                  AT DECEMBER 31
                                             -----------------------          --------------------------
                                            1996      1995        1994         1996        1995          1994

Reported on a statutory basis.......... $5,002,533 $3,705,334  $2,205,814  $26,580,877 $21,600,537  $18,020,531
                                        ---------- ----------  ----------  ----------- -----------  -----------

Adjustments:
   Deferred policy acquisition costs (b)  (179,085)  (554,677)   (434,228)  17,547,129  17,318,214   19,321,891
   Future policy benefits (a)..........    514,086    422,387     727,849   (2,398,397) (2,912,483)  (3,334,870)
   Deferred income taxes...............    286,000    376,000     352,000      934,000      12,000    1,884,000
   Premiums due and deferred (e).......     85,461     80,133      70,968   (1,359,107) (1,444,568)  (1,524,702)
   Cost of colletion and other statutory
     liabilities.......................    (12,283)   (16,318)    (32,454)      36,984      49,267       65,585
   Non-admitted assets.................       --         --          --        298,731     395,758      385,500
Asset valuation reserve................       --         --          --      1,136,664   1,016,830      901,041
   Interest maintenance reserve.......     (48,542)   (40,804)    (71,048)       6,271     200,690       (5,070)
   Gross unrealized holding gains (losses) on
     available-for-sale securities...           --       --          --      1,266,000   3,544,000   (4,517,000)
   Net realized capital gains (losses).   (221,025)   373,582    (259,987)        --          --           --
   Other...............................     75,762   (126,298)        148         --          --
                                        ---------- ----------  ----------  ----------- -----------  -----------
                                           500,374    514,005     353,248   17,468,275  18,179,708   13,176,375
                                        ---------- ----------  ----------  ----------- -----------  -----------

In accordance with generally accepted
   accounting principles............... $5,502,907 $4,219,339  $2,559,062  $44,049,152 $39,780,245  $31,196,906
                                        ========== ==========  ==========  =========== ===========  ===========

Per share, based on 534,350 shares
   outstanding.........................     $10.30      $7.90       $4.79       $82.44      $74.45       $58.38
                                            ======     ======      ======       ======      ======       ======


   The following is a description of the significant policies used to adjust the net income and capital shares and surplus from a statutory to a GAAP basis.
      (a) Liabilities for future policy benefits have been computed primarily by the net level premium method with assumptions as to anticipated mortality, withdrawals and investment yields. The composition of the policy liabilities and the more significant assumptions pertinent thereto are presented below:


DISTRIBUTION OF LIABILITIES*                           BASIS OF ASSUMPTIONS
                                 YEARS
      1996           1995       OF ISSUE          INTEREST                  MORTALITY TABLE             WITHDRAWAL
      ----           ----       --------          --------                  ---------------             ----------

Non-par:
 $ 1,655,040    $ 1,722,604   1962-1967            4 1/2%        1955-60 Basic Select plus Ultimate      Linton B
   5,814,885      5,668,858   1968-1988            5 1/2%        1955-60 Basic Select plus Ultimate      Linton B
   2,546,702      2,574,079   1984-1988            7 1/2%        85% of 1965-70 Basic Select             Modified
                                                                   plus Ultimate                         Linton B
      86,508         74,055   1989-Present         7 1/2%        1975-80 Basic Select plus Ultimate      Linton B
     113,117        109,919   1989-Present         7 1/2%        1975-80 Basic Select plus Ultimate      Actual
      34,185         39,885   1989-Present         8%            1975-80 Basic Select plus Ultimate      Actual

                     FIRST INVESTORS LIFE INSURANCE COMPANY
                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)




  31,902,122     31,896,847   1985-Present         6%         Accumulation of Funds                      --
Par:
     223,500        224,307   1966-1967            4 1/2%        1955-60 Basic Select plus Ultimate      Linton A
  13,357,249     13,557,033   1968-1988            5 1/2%        1955-60 Basic Select plus Ultimate      Linton A
     975,132        988,555   1981-1984            7 1/4%        90% of 1965-70 Basic Select
                                                                   plus Ultimate                         Linton B
   4,772,595      4,713,069   1983-1988            9 1/2%        80% of 1965-70 Basic Select
                                                                plus Ultimate                            Linton B
  14,031,404     12,459,045   1990-Present         8%         66% of 1975-80 Basic Select
                                                                plus Ultimate                            Linton B
Annuities:
  21,779,771     25,202,605   1976-Present         5 1/2%        Accumulation of Funds                   --
Miscellaneous:
  16,939,829     15,161,153   1962-Present         2 1/2%-3 1/2%    1958-CSO                             None


----------
* The above amounts are before deduction of deferred premiums of $936,565 in 1996 and $1,017,841 in 1995.


      (b) The costs of acquiring new business, principally commissions and related agency expenses, and certain costs of issuing policies, such as medical examinations and inspection reports, all of which vary with and are primarily related to the production of new business, have been deferred. Costs deferred on universal life and variable life are amortized as a level percentage of the present value of anticipated gross profits resulting from investment yields, mortality and surrender charges. Costs deferred on traditional ordinary life and health are amortized over the premium-paying period of the related policies in proportion to the ratio of the annual premium revenue to the total anticipated premium revenue. Anticipated premium revenue was estimated using the same assumptions which were used for computing liabilities for future policy benefits. Amortization of $1,454,408 in 1996, $1,672,429 in 1995 and $1,573,216
in 1994 was charged to operations.
      (c) Participating business represented 9.8% and 11.1% of individual life insurance in force at December 31, 1996 and 1995, respectively.
      The Board of Directors annually approves a dividend formula for calculation of dividends to be distributed to participating policyholders.
      The portion of earnings of participating policies that can inure to the benefit of shareholders is limited to the larger of 10% of such earnings or $.50 per thousand dollars of participating insurance in force. Earnings in excess of that limit must be excluded from shareholders' equity by a charge against operations. No such charge has been made, since participating business has operated at a loss to date on a statutory basis. It is anticipated, however, that the participating lines will be profitable over the lives of the policies.
      (d) New York State insurance law prohibits the payment of dividends to stockholders from any source other than the statutory unassigned surplus. The amount of said surplus was $16,796,135, $11,815,645 and $8,235,339 at December 31, 1996, 1995 and 1994, respectively.
      (e) Statutory due and deferred premiums are adjusted to conform to the expected premium revenue used in computing future benefits and deferred policy acquisition costs. In this regard, the GAAP due premium is recorded as an asset and the GAAP deferred premium is applied against future policy benefits.

Note 7 -- Federal Income Taxes

      The Company joins with its parent company and other affiliated companies in filing a consolidated Federal income tax return. The provision for Federal income taxes is determined on a separate company basis.

                     FIRST INVESTORS LIFE INSURANCE COMPANY
                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)



      Retained earnings at December 31, 1996 included approximately $146,000 which is defined as "policyholders' surplus" and may be subject to Federal income tax at ordinary corporate rates under certain future conditions, including distributions to stockholders.


      Deferred tax liabilities (assets) are comprised of the following:


                                                                    1996                  1995
                                                                    ----                  ----
Policyholder dividend provision.............................   $   (332,719)          $  (323,612)
Non-qualified agents' pension plan reserve..................     (1,127,384)           (1,044,728)
Deferred policy acquisition costs...........................      2,507,526             2,968,214
Future policy benefits......................................     (2,346,908)           (2,639,345)
Bond discount...............................................         28,677                27,842
Unrealized holding gains  (losses) on
  Available-For-Sale Securities.............................        331,000               967,000
Other.......................................................          5,808                32,629
                                                                -----------           -----------
                                                                $  (934,000)          $   (12,000)
                                                                ===========           ===========


      The currently payable Federal Income tax provision of $3,099,000 for 1996 is net of a $75,000 Federal tax benefit resulting from a capital loss carryback of $221,025 and the $838,000 for 1994 is net of a $102,000 Federal tax benefit resulting from a capital loss carry back of $259,987.

      A reconciliation of the Federal statutory income tax rate to the Company's effective tax rate is as follows:

                                                       1996     1995    1994
                                                       ----     ----    ----
Application of statutory tax rate......................  34%     34%     34%
Special tax deduction for life insurance companies.....  --      --     (18)
                                                        ---     ---     ---
                                                         34%     34%     16%
                                                         ===     ===    ====

               REPORT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS



The Board of Directors
First Investors Life Insurance Company
New York, New York


      We have audited the statement of assets and liabilities of First Investors Life Level Premium Variable Life Insurance (a separate account of First Investors Life Insurance Company, registered as a unit investment trust under the Investment Company Act of 1940), as of December 31, 1996, and the related statement of operations for the year then ended and changes in net assets for each of the two years in the period then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

      We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

      In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of First Investors Life Level Premium Variable Life Insurance as of December 31, 1996, and the results of its operations for the year then ended and the changes in its net assets for each of the two years in the period then ended, in conformity with generally accepted accounting principles.

                                                       TAIT, WELLER & BAKER


Philadelphia, Pennsylvania
February 24, 1997

                              FIRST INVESTORS LIFE
                      LEVEL PREMIUM VARIABLE LIFE INSURANCE

                       STATEMENT OF ASSETS AND LIABILITIES

                                DECEMBER 31, 1996


ASSETS
  Investments at net asset value (Note 3):
    First Investors Life Series Fund.........................  $135,984,462

LIABILITIES
    Payable to First Investors Life Insurance Company........     2,829,055
                                                               ------------

NET ASSETS...................................................  $133,155,407

Net assets represented by Contracts..........................  $133,155,407
                                                               ============


                             STATEMENT OF OPERATIONS

                          YEAR ENDED DECEMBER 31, 1996

INVESTMENT INCOME
  Income:
    Dividends................................................     5,767,048
                                                               ------------

        Total income.........................................     5,767,048
                                                               ------------

  Expenses:
    Cost of insurance charges (Note 4).......................     2,984,274
    Mortality and expense risks (Note 4).....................       600,034
                                                               ------------

        Total expenses.......................................     3,584,308
                                                               ------------

NET INVESTMENT INCOME........................................     2,182,740
                                                               ------------

UNREALIZED APPRECIATION ON INVESTMENTS
  Beginning of year..........................................    19,645,118
  End of year................................................    32,071,931
                                                               ------------

Change in unrealized appreciation on investments.............    12,426,813
                                                               ------------

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS.........  $ 14,609,553
                                                               ============



See notes to financial statements.

                              FIRST INVESTORS LIFE
                      LEVEL PREMIUM VARIABLE LIFE INSURANCE

                       STATEMENTS OF CHANGES IN NET ASSETS

                            YEARS ENDED DECEMBER 31,


                                                                    1996             1995
                                                                    ----             ----
Increase (Decrease) in Net Assets
  From Operations
      Net investment income................................   $   2,182,740    $   1,752,264
      Change in unrealized appreciation on investments.....      12,426,813       13,960,512
                                                              -------------    -------------

      Net increase in net assets resulting from
        operations.........................................      14,609,553       15,712,776
                                                              -------------    -------------

    From Unit Transactions
      Net insurance premiums...............................      27,107,376       23,709,341
      Contract payments....................................     (10,946,422)      (9,408,404)
                                                              -------------    -------------

      Net increase in net assets derived from unit
       transactions........................................      16,160,954       14,300,937
                                                              -------------    -------------

      Net increase in net assets...........................      30,770,507       30,013,713

Net Assets
    Beginning of year......................................     102,384,900       72,371,187
                                                              -------------    -------------
    End of year............................................   $ 133,155,407    $ 102,384,900
                                                              =============    =============


See notes to financial statements.

                               FIRST INVETORS LIFE
                      LEVEL PREMIUM VARIABLE LIFE INSURANCE

                          NOTES TO FINANCIAL STATEMENTS
                                DECEMBER 31, 1996


Note 1 -- Organization
      First Investors Life Level Premium Variable Life Insurance (Separate Account B), a unit investment trust registered under the Investment Company Act of 1940 (the 1940 Act), is a segregated investment account established by First Investors Life Insurance Company (FIL). Assets of the Separate Account B have been used to purchase shares of First Investors Life Series Fund (The Fund), an open-end diversified management investment company registered under the 1940 Act. Note 2 -- Significant Accounting Policies
      INVESTMENTS
      Shares of the Fund held by Separate Account B are valued at net asset value per share. All distributions received from the Fund are reinvested to purchase additional shares of the Fund at net asset value.
      NET ASSETS REPRESENTED BY CONTRACTS
      The net assets represented by contracts represents the cash value of the policyholder accounts which is the estimated liability for future policy benefits. The liability for future policy benefits is computed based upon assumptions as to anticipated mortality, withdrawals and investment yields. The mortality assumption is based upon the 1975-80 Basic Select plus Ultimate mortality table. FEDERAL INCOME TAXES Separate Account B is not taxed separately because its operations are part of the total operations of FIL, which is taxed as a life insurance company under the Internal Revenue Code. Separate Account B will not be taxed as a regulated investment company under Subchapter M of the Code. Under existing Federal income tax law, no taxes are payable on the investment income or on the capital gains of Separate Account B.
Note 3 -- Investments
      Investments consist of the following:

                                               NET ASSET     MARKET
                                     SHARES      VALUE        VALUE           COST
First Investors Life
  Series Fund
    Cash Management..............  1,228,998    $ 1.00     $ 1,228,998     $ 1,228,998
    High Yield...................  2,643,599     11.93      31,539,324      28,206,557
    Growth.......................  1,015,261     24.56      24,934,841      16,868,652
    Discovery....................    973,920     25.06      24,405,742      18,763,314
    Blue Chip....................  1,318,649     19.77      26,070,652      17,531,293
    International Securities.....  1,301,879     17.19      22,376,887      16,415,746
    Government...................     79,835     10.19         813,719         827,433
    Investment Grade.............    183,156     11.36       2,080,204       1,936,196
    Utility Income...............    201,555     12.57       2,534,095       2,134,342
                                                          ------------    ------------
                                                          $135,984,462    $103,912,531
                                                          ============    ============


      The High Yield Series' investments in high yield securities whether rated or unrated may be considered speculative and subject to greater market fluctuations and risks of loss of income and principal than lower yielding, higher rated, fixed income securities. Note 4 -- Mortality and Expense Risks and Deductions
      In consideration for its assumption of the mortality and expense risks connected with the Variable Life Contracts, FIL deducts an amount equal on an annual basis to .50% of the daily net asset value of Separate Account B. The deduction for the year ended December 31, 1996 was $600,034.
         A monthly charge is also made to Separate Account B for the cost of insurance protection. This amount varies with the age and sex of the insured and the net amount of insurance at risk. For further discussion, see "Cost of Insurance Protection" in the Prospectus. For the year ended December 31, 1996 cost of insurance charges amounted to $2,984,274.

First Investors Life
Level Premium
Variable Life
Insurance Policies

---------------------------

Prospectus

---------------------------

April 30, 1997


First Investors Logo

Logo is described as follows: the arabic numeral one separated into seven vertical segments followed by the words "First Investors."

Verticle line from top to bottom in center of page about 1/2 inch in thickness

To the left of the verticle line is the following language:


TABLE OF CONTENTS
-------------------------------------

Charges and Expenses...............................  2
General Description................................  3
The Variable Life Policy...........................  9
Illustrations of Death Benefits,
 Cash Values and Accumulated Premiums.............. 19
Federal Income Tax Status.......................... 24
Voting Rights...................................... 26
Officers and Directors of
 First Investors Life Insurance Company............ 27
Distribution of Policies........................... 28
Custodian.......................................... 28
Reports............................................ 29
State Regulation................................... 29
Experts............................................ 29
Relevance of Financial Statements.................. 29
Appendix I -- Other Policy Provisions.............. 30
Appendix II -- Additional Illustrations of Death
 Benefits, Cash Values and
 Accumulated Premiums.............................. 32
Financial Statements of First Investors Life....... 36
Financial Statements of Separate Account B......... 50


LIFE 318

SIGNATURES

         Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant represents that this Amendment meets all the requirements for effectiveness pursuant to Rule 485(b) under the Securities Act of 1933, and has duly caused this Post-Effective Amendment to this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York, State of New York, on the 21st day of April, 1997.


                                  FIRST INVESTORS LIFE LEVEL
                                  PREMIUM VARIABLE LIFE INSURANCE
                                  (SEPARATE ACCOUNT B)
                                  (Registrant)

                                  BY: FIRST INVESTORS LIFE
                                      INSURANCE COMPANY
                                      (Depositor)
ATTEST:

/s/Carol Lerner                   By /s/Richard H. Gaebler
---------------                      ---------------------
Carol Lerner Brown, Secretary        Richard H. Gaebler, President


         As required by the Securities Act of 1933, this Amendment to this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated:

      SIGNATURE                      TITLE                    DATE
      ---------                      -----                    ----

/s/Richard H. Gaebler         President                   April 21, 1997
---------------------
Richard H. Gaebler

/s/Lawrence M. Falcon         Senior Vice President       April 21, 1997
---------------------         and Comptroller
Lawrence M. Falcon

/s/Richard H. Gaebler         Director                    April 21, 1997
---------------------
Richard H. Gaebler


Glenn O. Head*                Chairman and Director       April 21, 1997
Jay G. Baris*                 Director                    April 21, 1997
George V. Ganter*             Director                    April 21, 1997
Robert J. Grosso*             Director                    April 21, 1997
Scott Hodes*                  Director                    April 21, 1997
Jackson Ream*                 Director                    April 21, 1997
Nelson Schaenen Jr.*          Director                    April 21, 1997
John T. Sullivan*             Director                    April 21, 1997
Kathryn S. Head*              Director                    April 21, 1997
Glenn T. Dallas*


* By:/s/Richard H. Gaebler
     ---------------------
     Richard H. Gaebler
     Attorney-In-Fact
     Pursuant to Power of
     Attorney previously filed